UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian St.

Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

Christopher E. Kashmerick

Unified Fund Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Auer Growth Fund

Annual Report

November 30, 2009

Fund Advisor:

SBAuer Funds, LLC

10401 N. Meridian Street, Suite 100

Indianapolis, IN 46290

Toll Free (888) 711-AUER (2837)

www.auergrowthfund.com

Management Discussion and Analysis

The Auer Growth Fund (AUERX) outperformed the major stock market benchmark the S&P 500 index by about 6.9% for the 12 months ending 11/30/09. After a tough 2008 which saw the fund below the market averages in a very historical year for investors the fund saw much better results for most of 2009 relative to the market indexes. We believe our return can be directly attributed to our strict adherence to our investment process.

As our process basically is to seek companies reporting quarterly profits up 25% versus last year with revenue growth of 20% or more, that we feel are tracking below 12 times profits. The portfolio ended November in less than 90 stocks after having as many as 200 earlier in 2009. The composition of the fund has also shifted from a heavy energy weighting to a much more diverse group. We have several medical companies, China manufacturing companies, schools, banks, insurance companies, and food products. No sector is especially heavy, but that can change as we do not set a target sector weighting number, we buy all the stocks we find that qualify under our strict screening process. While it is not unusual for our investment discipline to weight the fund in small cap stocks, we feel that our discipline led us to stocks that would lead the recovery. While the fund outperformed the market for most of 2009, we did not vastly outperform. We feel that this is due the broad based recovery in earnings and sales, which are two key components in our stock selection process. We also believe that our lack of sector concentration is another by product of a broad based recovery. While this is very good for the overall economy it led to the fund performing more like the overall market than it has historically.

Looking forward we are watching the general economy very closely. We feel that the components for economic recovery are in place, now it is a matter of investor confidence. We hope to see the Federal Reserve raise interest rates in the short term. We believe that a rise in rates will be a sign to the total market that the recession is truly behind us and that the Federal Reserve is concerned about the inflation that recovery growth is generating. Regardless, of what the future holds, you can rest assured that the Auer Fund team plans to continue to strictly adhere to the investment process we have followed for the last 22 years when managing our personal wealth.

November was the 24th month the fund has been in existence and every single one of those 24 months has seen the fund end with more shares outstanding than it started the month. Currently the fund has over 26 million shares outstanding, and we thank our shareholders for their commitment and willingness to entrust us their assets.

Robert C. Auer

Senior Portfolio Manager

Auer Growth Fund (AUERX)

Investment Results– (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-888-711-2837.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500 ® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 ® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 28, 2007 (commencement of Fund operations) and held through November 30, 2009. The S&P 500 ® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Auer Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-711-2837.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS- (Unaudited)

1As a percent of net assets.

The Auer Growth Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges that the advisor believes present the most favorable potential for capital appreciation.

.

Availability of Portfolio Schedule – (Unaudited)

This Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at June 1, 2009 and held through November 30, 2009.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Auer Growth Fund	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period* June 1, 2009 – November 30, 2009
Actual	$1,000.00	$1,084.68	$9.24
Hypothetical **	$1,000.00	$1,016.21	$8.93

* Expenses are equal to the Fund’s annualized expense ratio of 1.77%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2009

Shares	COMMON STOCKS - 78.28%	Value

	Aerospace/Defense - Equipment - 0.36%
79,000	Aerosonic Corp. (a)	$ 349,180
150,000	Astrotech Corp. (a)	231,000
		580,180

	Alternative Energy - 0.33%
45,000	Green Plains Renewable Energy, Inc. (a)	522,450

	Audio & Video Products - 0.28%
140,000	Ballantyne Strong, Inc. (a)	446,600

	Banks - 3.91%
29,100	Access National Corp.	177,510
60,000	B of I Holding, Inc. (a)	524,400
5,700	Bank of Marin Bancorp	185,250
7,500	Century Bancorp, Inc. - Class A	157,275
12,000	Horizon Bancorp	178,800
13,000	Northrim BanCorp, Inc.	208,910
260,000	Oriental Financial Group, Inc.	2,522,000
20,000	Southside Bancshares, Inc.	410,000
45,000	Sterling Bancorp (b)	306,000
60,000	Wintrust Financial Corp.	1,558,200
		6,228,345

	Batteries - 0.95%
435,000	Advanced Battery Technologies, Inc. (a)	1,509,450

	Chemicals - Agricultural & Industrial - 6.55%
23,000	China Agritech, Inc. (a)	428,490
270,000	Intrepid Potash, Inc. (a)	8,218,800
16,000	Potash Corp. of Saskatchewan, Inc.	1,798,720
		10,446,010

	Coal - 5.40%
470,000	James River Coal Co. (a)	8,615,100

	Computer Hardware & Software - 0.18%
98,442	Sinohub, Inc. (a)	294,341

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS - continued
November 30, 2009

Shares	COMMON STOCKS - 78.28% - continued	Value

	Digital Devices - 0.13%
122,000	DRI Corp. (a)	$ 200,080

	Distribution/Wholesale - 2.35%
60,000	Chindex International, Inc. (a)	820,800
260,000	Titan Machinery, Inc. (a)	2,919,800
		3,740,600

	Electric Power & Supplies - 0.14%
11,000	Espey Manufacturing & Electronics Corp.	220,000

	Electric Products - 0.25%
20,000	Harbin Electric, Inc. (a)	400,400

	Electronic Components & Measuring Devices - 0.12%
100,000	Emerson Radio Corp. (a)	200,000

	Equipment Leasing - 0.15%
17,000	Willis Lease Finance Corp. (a)	238,850

	Finance - Auto Loans - 1.69%
36,000	Credit Acceptance Corp. (a)	1,245,240
45,000	Encore Capital Group, Inc. (a)	766,800
52,000	FirstCity Financial Corp. (a)	388,960
90,000	Rodman & Renshaw Capital Group, Inc. (a)	289,800
		2,690,800

	Firearms & Ammunition - 2.52%
650,000	Smith & Wesson Holding Corp. (a)	3,211,000
75,000	Sturm, Ruger & Company, Inc.	807,000
		4,018,000

	Fisheries - 0.69%
155,000	HQ Sustainable Maritime Industries, Inc. (a)	1,102,050

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS - continued
November 30, 2009

Shares	COMMON STOCKS - 78.28% - continued	Value

	Freight Transportation - 0.69%
26,000	Air T., Inc.	$ 249,080
57,000	FreeSeas, Inc. (a)	86,070
30,000	Genco Shipping & Trading, Ltd. (a)	704,400
50,000	OceanFreight, Inc. (a)	56,500
		1,096,050

	Gold - 2.79%
385,000	Gammon Gold, Inc. (a)	4,446,750

	Hazardous Waste Disposal - 0.47%
170,000	Perma-Fix Environmental Services, Inc. (a)	391,000
40,000	Sharps Compliance Corp. (a)	361,200
		752,200

	Healthcare - 2.71%
25,000	Almost Family, Inc. (a)	903,250
102,000	Alpha Pro Tech, Ltd. (a)	507,960
110,000	Healthspring, Inc. (a)	1,821,600
60,000	Quidel Corp. (a)	754,200
70,000	SanoRx, Inc. (a)	328,300
		4,315,310

	Heating & Cooling Services - 0.11%
50,000	KSW, Inc.	173,000

	Insurance - 15.83%
100,000	American Equity Investment Life Holding Co.	732,000
75,000	CNA Financial Corp. (a)	1,706,250
455,000	Fidelity National Financial, Inc. - Class A	6,319,950
50,000	Homeowners Choice, Inc. (a)	392,500
185,000	Loews Corp.	6,552,700
380,000	Manulife Financial Corp.	6,634,800
22,000	Mercury General Corp.	812,680
35,000	Prudential Financial, Inc.	1,744,750
60,000	Universal Insurance Holdings, Inc.	328,200
		25,223,830

	Leisure - 0.06%
124,000	Silverleaf Resorts, Inc. (a)	90,520

	Metal Mining - 2.63%
350,000	Thompson Creek Metals Co., Inc. (a)	4,193,000

	Networking Products - 0.34%
75,000	Zoom Technologies, Inc. (a)	547,500

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS - continued
November 30, 2009

Shares	COMMON STOCKS - 78.28% - continued	Value

	Non-Ferrous Metals - 1.38%
600,000	USEC, Inc. (a)	$ 2,196,000

	Oil & Natural Gas Drilling - 0.24%
88,000	Double Eagle Petroleum Co. (a)	384,560

	Oil & Natural Gas Producers - 0.66%
185,000	Gran Tierra Energy, Inc. (a)	1,056,350

	Oil & Natural Gas Services - 0.38%
420,000	Boots & Coots International Well Control, Inc. (a)	600,600

	Pastoral & Agricultural - 0.08%
25,000	AgFeed Industries, Inc. (a)	133,250

	Pharmaceuticals - 7.92%
105,000	China Sky One Medical, Inc. (a)	1,723,050
435,000	Cubist Pharmaceuticals, Inc. (a)	7,255,800
45,000	Hi-Tech Pharmacal Co., Inc. (a)	843,750
110,501	Medicis Pharmaceutical Corp. - Class A	2,606,719
50,000	Santarus, Inc. (a)	199,500
		12,628,819

	Recycling - 0.12%
20,000	Industrial Services of America, Inc. (a)	192,800

	Retail - Jewelry - 2.06%
150,000	Fuqi International, Inc. (a)	3,288,000

	Schools - 9.14%
100,000	Bridgepoint Education, Inc. (a)	1,597,000
370,000	Corinthian Colleges, Inc. (a)	5,483,400
64,000	ITT Educational Services, Inc. (a)	5,822,720
75,000	Lincoln Educational Services Corp. (a)	1,659,000
		14,562,120

	Semiconductors - 1.00%
350,000	Kulicke and Soffa Industries, Inc. (a)	1,589,000

	Sugar - 0.51%
110,000	Cosan Ltd. - Class A (a)	807,400

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS - continued
November 30, 2009

Shares	COMMON STOCKS - 78.28% - continued	Value

	Textile Products - 0.13%
5,000	Hallwood Group, Inc./The	$ 205,700

	Wireless Equipment - 3.03%
27,000	GeoEye, Inc. (a)	841,590
155,000	InterDigital, Inc. (a)	3,687,450
125,000	RELM Wireless Corp. (a)	302,500
		4,831,540

	TOTAL COMMON STOCKS (Cost $129,837,596)	124,767,555

	INCOME TRUSTS - 0.27%

65,000	Precision Drilling Trust	428,350

	TOTAL INCOME TRUSTS (Cost $359,806)	428,350

	MASTER LIMITED PARTNERSHIPS - 0.26%

10,000	Icahn Enterprises LP	414,900

	MASTER LIMITED PARTNERSHIPS (Cost $401,079)	414,900

	REAL ESTATE INVESTMENT TRUSTS - 2.43%

60,000	American Capital Agency Corp.	1,588,200
250,000	MFA Financial, Inc.	1,892,500
12,000	National Health Investors, Inc.	395,880

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,862,340)	3,876,580

	MONEY MARKET SECURITIES - 16.75%

26,695,972	Fidelity Institutional Money Market Treasury Portfolio - Class I, 0.01% (c)	26,695,972

	TOTAL MONEY MARKET SECURITIES (Cost $26,695,972)	26,695,972

	TOTAL INVESTMENTS (Cost $161,156,793) - 97.99%	$ 156,183,357

	Other assets less liabilities - 2.01%	3,204,242

	TOTAL NET ASSETS - 100.00%	$ 159,387,599

(a) Non-income producing securities.
(b) New York Registry.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2009.

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
Statement of Assets and Liabilities
November 30, 2009

Assets
Investments in securities, at fair value (cost $161,156,793)	$ 156,183,357
Receivable for investments sold	5,555,408
Receivable for fund shares sold	267,857
Dividends receivable	104,359
Prepaid expenses	7,685
Interest receivable	216
Total assets	162,118,882

Liabilities
Payable for investments purchased	2,464,142
Payable for fund shares redeemed	19,447
Payable to Advisor (a)	194,853
Other accrued expenses	25,579
Payable to administrator, fund accountant, and transfer agent	19,485
Payable to custodian	4,073
Payable to trustees and officers	3,704
Total liabilities	2,731,283

Net Assets	$ 159,387,599

Net Assets consist of:
Paid in capital	$ 211,363,505
Accumulated net investment income (loss)	0
Accumulated net realized gain (loss) from investment transactions	(47,002,470)
Net unrealized (depreciation) on investments	(4,973,436)

Net Assets	$ 159,387,599

Shares outstanding (unlimited number of shares authorized)	26,478,130

Net Asset Value and offering price per share	$ 6.02

Redemption price per share (Net Asset Value * 98%) (b)	$ 5.90

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Fund charges a 2.00% redemption fee on shares redeemed within 90 days of purchase.

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
Statement of Operations
For the fiscal year ended November 30, 2009

Investment Income
Dividend income (Net of foreign tax withheld of $10,316)	$ 1,259,396
Interest income	20,109
Total Investment Income	1,279,505

Expenses
Investment Advisor fee (a)	1,786,364
Administration expenses	98,744
Fund accounting expenses	41,970
Legal expenses	38,978
Transfer agent expenses	36,500
Transfer OOP expenses	35,659
Custodian expenses	26,470
Printing expenses	21,981
Registration expenses	17,650
Auditing expenses	17,017
Insurance expense	11,306
24f-2 expenses	9,303
Trustee expenses	8,840
CCO expenses	8,342
Pricing expenses	7,934
Miscellaneous expenses	2,320
Total Expenses	2,169,378
Net Investment (Loss)	(889,873)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	(34,757,662)
Change in unrealized appreciation (depreciation)
on investment securities	67,609,216
Net realized and unrealized gain (loss) on investment securities	32,851,554
Net increase (decrease) in net assets resulting from operations	$ 31,961,681

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
Statements of Changes In Net Assets

	Fiscal Year	Period
	Ended	Ended
	November 30,	November 30,
Increase (decrease) in net assets from:	2009	2008	(a)
Operations
Net investment income (loss)	$ (889,873)	$ (416,666)
Net realized gain (loss) on investment securities	(34,757,662)	(11,720,569)
Net increase from reimbursement by Advisor	-	18,501	(c)
Change in unrealized appreciation (depreciation) on investment securities	67,609,216	(72,582,652)
Net increase (decrease) in net assets resulting from operations	31,961,681	(84,701,386)

Distributions
From return of capital	-	(13,143)
Total distributions	-	(13,143)

Capital Share Transactions
Proceeds from Fund shares sold	77,923,626	177,891,240
Reinvestment of distributions	-	13,143
Amount paid for Fund shares redeemed	(34,097,649)	(9,618,653)
Proceeds from redemption fees collected (b)	22,210	6,530
Net increase (decrease) in net assets resulting
from capital share transactions	43,848,187	168,292,260

Total Increase (Decrease) in Net Assets	75,809,868	83,577,731

Net Assets
Beginning of period	83,577,731	-

End of period	$ 159,387,599	$ 83,577,731

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$ -	$ -

Capital Share Transactions
Shares sold	14,739,481	20,074,307
Shares issued in reinvestment of distributions	-	1,330
Shares redeemed	(6,637,453)	(1,699,535)

Net increase (decrease) from capital share transactions	8,102,028	18,376,102

(a) For the period December 28, 2007 (Commencement of Fund operations) through November 30, 2008.
(b) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.
(c) See Note 10 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND
Financial Highlights
(For a share outstanding during each period)

	Fiscal Year	Period
	Ended	Ended
	November 30,	November 30,
	2009	2008	(a)

Selected Per Share Data:
Net asset value, beginning of year	$ 4.55	$ 10.00

Income from investment operations:
Net investment income (loss)	(0.03)	(0.04)	(b)
Net realized and unrealized gain (loss) on investments	1.50	(5.41)	(c)
Total from investment operations	1.47	(5.45)

Less Distributions to shareholders:
Return of capital	-	-	(d)
Total distributions	-	-

Paid in capital from redemption fees (e)	0.00	0.00

Net asset value, end of year	$ 6.02	$ 4.55

Total Return (f) (h)	32.31%	-54.48%	(g)

Ratios and Supplemental Data:
Net assets, end of year (000)	$ 159,388	$ 83,578
Ratio of expenses to average net assets	1.82%	1.94%	(i)
Ratio of net investment income (loss) to
average net assets	(0.75)%	(0.59)%	(i)
Portfolio turnover rate	221.75%	115.90%

(a) For the period December 28, 2007 (Commencement of Operations) to November 30, 2008.
(b) Per share net investment income has been calculated using the average shares method.
(c) Reimbursement of loss on investment trade from Advisor is reflected. The effect on the Fund was less than $0.005 per share.
(d) Return of capital distributions resulted in less than $0.005 per share.
(e) Redemption fees resulted in less than $0.005 per share.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Reimbursement of loss on investment trade did not affect total return.
(h) Not annualized.
(i) Annualized.

*See accompanying notes which are an integral part of these financial statements

Auer Growth Fund

Notes to the Financial Statements

November 30, 2009

NOTE 1. ORGANIZATION

The Auer Growth Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on September 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The investment objective of the Auer Growth Fund (the “Fund”) is to provide long-term capital appreciation. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment advisor is SBAuer Funds, LLC (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended November 30, 2009, $785,493 of accumulated undistributed net investment loss was reclassified to paid in capital for permanent book to tax differences on investments. $288,625 of realized loss was reclassified to paid in capital for permanent book to tax differences on investments.

Auer Growth Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Subsequent events - In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through January 29, 2010, the date the financial statements were issued. See Note 11 for 12b-1 Plan activation.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, income trusts, master limited partnerships, and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Auer Growth Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Auer Growth Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2009:

		Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 124,767,555	$ -	$ -	$124,767,555

Income Trusts	428,350	-	-	428,350
Master Limited Partnerships	414,900	-	-	414,900

Real Estate Investment Trusts	3,876,580	-	-	3,876,580

Money Market Securities	26,695,972	-	-	26,695,972

Total	$ 156,183,357	$ -	$ -	$156,183,357
*Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets. For the fiscal year ended November 30, 2009, the Advisor earned a fee of $1,786,364 from the Fund. At November 30, 2009, the Fund owed the Advisor $194,853 for advisory services. The Advisor contractually has agreed to waive its management fee and/or reimburse expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), any 12b-1 fees, taxes, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.95% of the average daily net assets of the Fund. The contractual agreement is in effect through December 31, 2010. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.95% expense limitation.

The Trust retains Unified Fund Services, Inc. (“Unified”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended November 30, 2009, Unified earned fees of $98,744 for administrative services provided to the Fund. At November 30, 2009, the Fund owed Unified $9,770 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, the Funds distributor (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended November 30, 2009, the Custodian earned fees of $26,470 for custody services provided to the Fund. At November 30, 2009, the Fund owed the Custodian $4,073 for custody services.

The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended November 30, 2009, Unified earned fees of $36,500 from the Fund for transfer agent services and $35,659 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services.

Auer Growth Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

For the fiscal year ended November 30, 2009, Unified earned fees of $41,970 from the Fund for fund accounting services. At November 30, 2009, the Fund owed Unified $3,240 for transfer agent services and $2,812 in reimbursement of out-of-pocket expenses. At November 30, 2009, the Fund owed Unified $3,663 for fund accounting services. The Distributor acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended November 30, 2009. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENTS

For the fiscal year ended November 30, 2009, purchases and sales of investment securities, other than short-term investments were as follows:

At November 30, 2009, the appreciation (depreciation) of investments for tax purposes, was as follows:

At November 30, 2009, the aggregate cost of securities for federal income tax purposes, was $162,348,020.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2009, Charles Schwab, for the benefit of others, owned 54.22% of the Fund and thus may be deemed to control the Fund.

Auer Growth Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

At November 30, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

At November 30, 2009, the difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of post-October losses in the amount of $1,191,227.

NOTE 9. CAPITAL LOSS CARRYFORWARDS

As of November 30, 2008, the Fund has available for federal tax purposes an unused capital loss carryforward of $45,811,243, which is available for offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

NOTE 10. REIMBURSEMENT FROM ADVISOR

During the fiscal period ended November 30, 2008, the Advisor inadvertently sold more shares of the security, ShoreTel, Inc. (“SHOR”) than were owned by the Fund, resulting in a short position. The Fund purchased additional shares of SHOR to remedy the short position. The cost to purchase the additional shares was greater than the proceeds received for the shares oversold. This resulted in a loss to the Fund of $18,501, which was reimbursed to the Fund by the Advisor.

NOTE 11. SUBSEQUENT EVENT

At a meeting of the Board on November 9, 2009, the 12b-1 Plan was approved for activation on April 1, 2010. Also, the Board approved a new redemption fee, via email on December 3, 2009. The new rate is 1.00% and is effective January 29, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Auer Growth Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”), a series of the Unified Series Trust as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and broker or by other appropriate auditing procedures where a reply from the broker was not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Auer Growth Fund as of November 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 29, 2010

TRUSTEES AND OFFICERS(Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher(Age - 43) President, November 2009 to present

Senior Vice President of Unified Fund Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Unified Fund Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present

Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Treasurer and Principal Financial Officer of the Valued Advisers Trust since December 2009; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 34) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of November 30, 2009.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 711-2837 (Auer) to request a copy of the SAI or to make shareholder inquiries.

RENEWAL OF MANAGEMENT AGREEMENT (Unaudited)

The continuation of the Management Agreement (the “Agreement”) between SBAuer Funds, LLC (“SBAuer” or the “Advisor”) was reviewed by the Advisor Contract Renewal Committee (the “Committee”) of the Board and approved by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the Independent Trustees and each an “Independent Trustee”) at an in-person meeting held on August 9-10, 2009.

The Chairman noted that all participants acknowledged receiving and reviewing the 15(c) materials compiled by the Administrator and provided in advance of the meeting. He also noted that no changes are proposed to the Fund’s Agreement, and that SBAuer has agreed to renew its obligation to cap the Fund’s expenses for an additional year. The Chairman indicated that the materials specifically provided to the Committee included the following information: (i) executed copies of the management agreement and current expense cap side letter, (ii) a letter sent by Administrator on behalf of the Board of Trustees to SBAuer requesting information that the Trustees likely would consider renewing the Agreement as required under Section 15(c) of the Investment Company Act of 1940; the Advisor’s response to such letter, containing among other information, a description of the Advisor’s services to the Fund; its profitability from managing the Fund; and ideas for future growth for the Fund, (iii) a certification from the Trust’s CCO that SBAuer has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund, (iv) SBAuer’s Form ADV Part I and II and accompanying schedules, (v) SBAuer’s income statement for the period January 1 through June 30, 2009, (vi) reports provided by the Administrator regarding the Fund’s performance during the past three month, six month and one year periods ended June 30, 2009, and comparisons of the same to the Fund’s benchmark, and peer groups for the same periods, and (vii) reports provided by the Administrator comparing the Fund’s advisory fee and total expense ratio to the fee and ratio of the Fund’s peer group as determined by the Administrator. The Chairman reported that after discussing the materials provided by SBAuer, the Committee contacted SBAuer’s representative via teleconference including the portfolio manager to the Fund, the chief compliance officer, and the chief financial officer, and interviewed them for approximately a half hour.

During the in-person Board meeting, the Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent Trustees, and their own business judgement, to be relevant. They noted that this included information regarding the Advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangements. As a result, the Committee summarized its review as follows:

(i)         The Nature, Extent and Quality of Services – The Committee noted that SBAuer manages approximately $126 million in assets, all of which are Fund assets, as of June 30, 2009. The Committee reviewed the responses from SBAuer as to the resources provided to the Fund, and considered the adequacy of such resources in light of the expected growth in the levels of the Fund’s assets, and whether the resources are sufficient to achieve performance, compliance and other needs. The Committee noted the Advisor’s report that its investment employees worked with the Fund on a daily basis. The Committee determined that SBAuer’s resources appear adequate. The Committee noted that SBAuer provides the support of various administrative and professional staff, including the portfolio manager for the Fund, two analysts, and SBAuer’s chief compliance officer. The Committee noted that SBAuer was not proposing any changes to the level of services provided to the Fund.

The Committee noted that various compliance reports had been provided by SBAuer and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were complied with during the last year, except that the Fund had to update its prospectus to accurately reflect investments in foreign securities not listed on U.S. Exchanges. The Committee noted that the Trust’s Chief Compliance Officer had reviewed SBAuer’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

(ii)        Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the Advisor and the Administrator with respect to such performance. The Committee noted the Administrator reported that the Fund had underperformed its peer group average and benchmark, the S&P 500 Index, for the one-year period, but that performance recently had improved. The Committee observed that the Fund was outperforming its peer group average and benchmark for the three and six-month periods ended June 30, 2009. The Advisor informed the Committee that its underperformance for the one-year period resulted primarily from its underperformance from September through November of 2008. The Committee noted the Fund’s variable performance, but recognized that the Fund was difficult to categorize for purposes of performance comparisons given its unique strategy, and agreed they would continue to monitor the Fund’s performance.

(iii)       Fee Rates and Profitability – The Advisor confirmed that it would agree to continue capping certain operating expenses of the Fund at 1.95% through December 31, 2011. The Committee noted that the advisory fees of the Fund and net expense ratio (after any waiver and reimbursement) were higher than the Fund’s peer group average, but that the level of the Advisor’s fees was partially due to its labor-intensive stock selection process. The Committee noted that the Advisor’s fee schedule did not include breakpoints and asked that the Advisor consider implementing such breakpoints. The Committee next reviewed SBAuer’s income statement for the year to date and since inception periods, noting that the Fund had made a small profit for both periods. The Committee further noted that the Fund’s assets constituted all of SBAuer’s total assets under management. The Trustees requested that the Advisor provide a balance sheet and profitability analysis to the Committee by August 10. The Committee discussed with the Advisor’s representatives its arrangements with its affiliates, Auer Capital Management, Auer Funds LLC, and Sheaff Brock Investment Advisors, LLC. The Advisor stated that Sheaff Brock provides compliance and administrative services to the Advisor and that Auer Capital Management and Auer Funds LLC exist solely for tax purposes related to providing compensation and employee benefits to certain employees of SBAuer. Finally, the Committee noted that SBAuer reported that it had not entered into any soft dollar arrangements.

(iv) Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Committee noted SBAuer’s report that Fund assets had grown since inception and that the Advisor recently had engaged Sunstar for media and advertising services. The Advisor reported that it planned to focus on developing relationships with registered investment advisors and family offices, rather than on retail relationships, and will continue to execute its current marketing plans. SBAuer reported that its expenses had increased due to its addition of research staff in late 2008, offsetting any economies of scale. The Committee noted that it did not appear that the Advisor has begun to realize any significant economies of scale from managing the Fund.

After reviewing all of the foregoing, the Committee determined that the Fund’s advisory fees were reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to recommend the Board approve the continuance of the Fund’s Management Agreement.

After further review and discussion and upon motion duly made and seconded, the Board unanimously approved the continuation for an additional year of the Management Agreement between SBAuer Funds, LLC and the Trust relative to the Auer Growth Fund.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (888) 711-2837 (Auer) and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Melissa K. Gallagher, President

John C. Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer and Chief Financial Officer

William J. Murphy, Assistant Treasurer

Heather A. Bonds, Secretary

Tara Pierson, Assistant Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

SBAuer Funds, LLC
10401 N. Meridian Street, Suite 100

Indianapolis, IN 46290

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Bell Worldwide Trends Fund

Annual Report

November 30, 2009

Fund Advisor:

Bell Investment Advisors, Inc.

1111 Broadway, Suite 1630

Oakland, CA 94607

Toll Free: (888) 592-2355

Bell Worldwide Trends Fund

Management’s Discussion & Analysis

For the twelve month period ended November 30, 2009, the Bell Worldwide Trends Fund gained 17.42%. In comparison, our benchmark, the MSCI All Country World Index, gained 37.11%.

While we are not pleased with the degree of underperformance, we are not surprised by it. 2009 is what we refer to as a transition year—in this case, a transition from a bear market to a bull market, which occurred in early March. Momentum-based strategies like ours tend to underperform in transition years like 2009. In managing money for clients using momentum strategies since 1991, we have witnessed this phenomenon anecdotally, and we believe that it makes sense intuitively.

In typical fashion, the market bottomed on March 9, 2009 amidst very gloomy economic news. However, despite the doom and gloom, a powerful rally blossomed which remains in full effect today, almost nine months later. Because a momentum strategy like ours uses past performance to guide us to the trends that should lead the market in the future, we were in a very defensive position at the start and in the first few months of this rally because of the significant amount of negative momentum that existed due to the sharp losses in the global equity markets that began in September 2008 and ended in March 2009. As a result, the portfolio was heavily invested in exchange-traded funds that invest in high-quality bonds and dividend-paying equities in defensive sectors like consumer staples and health care. These were areas of the market that did not fully participate in the rally’s early stages.

As the rally continued to gain steam in July after better-than-expected second quarter earnings reports, we began to gradually shift the portfolio’s risk profile from defensive to more aggressive by cutting our exposure to high-quality stocks and bonds and increasing our exposure to the more speculative assets that were leading the rally—emerging market stocks, small-caps, high-yield bonds, and the technology sector. And those are the areas of the global asset market that we continue to focus on today.

Another reason for the underperformance relative to our benchmark over the preceding twelve months, stems from our decision to invest mainly in the United States and the U.S. dollar during the bear market. This decision was made to protect capital as the U.S. financial markets and the U.S. dollar tend to be the safest place to reside during a financial crisis. As a result, we began this rally with only about 10% of the portfolio invested outside of the United States. Yet, it has been foreign, especially emerging, markets that have led this rally. While we largely missed the initial surge in foreign stocks, we are in a position now to benefit from what we believe will be a continuing trend, as the majority of the portfolio’s assets are now invested outside the U.S.

Lastly, using historical research of past bear markets, we learned that the vast majority of bear markets do not end until a retest of the low is complete. Therefore, we expected the market to retest its March low at some point, leading us to maintain a defensive position as the rally unfolded. As months passed without a retest, we decided that the typical double-bottom pattern was not in the cards for this bear market, and we began to shift the portfolio more aggressively as previously described. Being nearly nine months from the March lows, we believe that we are far enough past the bottom to justify our aggressive positioning of the Fund.

Given that we launched the Fund in December 2007, we have faced many challenges in our first two years. We greatly appreciate your continued trust in us and your long-term focus.

Matthew King, CFA	Dana Nelson
Portfolio Manager	Portfolio Manager

The views expressed are those of the advisor as of November 30, 2009 and are not intended as a forecast or as investment recommendations.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-592-2355.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The MSCI ACWI Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on December 20, 2007 (commencement of Fund operations) and held through November 30, 2009. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The MSCI ACWI Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Bell Worldwide Trends Fund, and to obtain performance data current to the most recent month end or to obtain a prospectus, please call 1-888-592-2355. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Services, Inc., member FINRA.

FUND HOLDINGS– (Unaudited)

1As a percent of net assets The Fund invests primarily in a portfolio of other investment companies, including exchange-traded funds (“ETFs”) and mutual funds offered on a no-load basis, based on an asset allocation methodology developed by the Fund’s advisor, Bell Investment Advisors, Inc.

AVAILABILITY OF PORTFOLIO SCHEDULE(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUND'S EXPENSES(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Bell Worldwide Trends Fund	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period* June 1, 2009 – November 30, 2009
Actual	$1,000.00	$1,149.11	$8.08
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Bell Worldwide Trends Fund
Schedule of Investments
November 30, 2009

	Shares	Value

Exchange-Traded Funds - 88.91%
iShares MSCI Hong Kong Index Fund	4,400	$ 69,784
iShares MSCI Singapore Index Fund	3,500	39,760
iShares MSCI Turkey Investable Market Index Fund	550	25,289
Market Vectors Gold Miners ETF (a)	2,826	144,428
PowerShares DB G10 Currency Harvest Fund (a)	4,027	92,057
PowerShares Dynamic Software Portfolio (a)	3,750	73,200
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	6,991	149,188
PowerShares FTSE RAFI Europe Portfolio	4,425	159,300
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	2,770	128,473
PowerShares QQQ	2,833	123,405
Rydex S&P 500 Pure Growth ETF	5,105	166,831
SPDR Barclays Capital High Yield Bond ETF	2,350	89,629
SPDR S&P Emerging Asia Pacific ETF	771	55,566
SPDR S&P Emerging Latin America ETF	1,290	101,162
SPDR S&P International Dividend ETF	3,800	206,226
WisdomTree Emerging Markets SmallCap Dividend Fund	1,450	59,421
WisdomTree International Real Estate Fund	2,800	78,512
WisdomTree Pacific Equity Income Fund	2,250	125,055

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,620,363)		1,887,286

Mutual Funds - 9.51%
Berwyn Income Fund	15,868	201,840

TOTAL MUTUAL FUNDS (Cost $191,119)		201,840

Money Market Securities - 1.18%
Fidelity Institutional Money Market Portfolio - Institutional Shares, 0.31% (b)	24,997	24,997

TOTAL MONEY MARKET SECURITIES (Cost $24,997)		24,997

TOTAL INVESTMENTS (Cost $1,836,479) - 99.60%		$ 2,114,123

Other assets less liabilities - 0.40%		8,596

TOTAL NET ASSETS - 100.00%		$ 2,122,719

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at November 30, 2009.

*See accompanying notes which are an integral part of these financial highlights.

Bell Worldwide Trends Fund
Statement of Assets and Liabilities
November 30, 2009

Assets
Investments in securities, at fair value (cost $1,836,479)	$ 2,114,123
Receivable for Fund shares sold	6,136
Interest receivable	10
Receivable due from Advisor (a)	30,230
Prepaid expenses	2,960
Total assets	2,153,459

Liabilities
Payable to administrator, fund accountant and transfer agent	7,874
Payable to Custodian	850
Payable to trustees & officers	3,297
Other accrued expenses	18,719
Total liabilities	30,740

Net Assets	$ 2,122,719

Net Assets consist of:
Paid in capital	$ 3,294,340
Accumulated undistributed net investment income	597
Accumulated net realized gain (loss) on investments	(1,449,862)
Net unrealized appreciation (depreciation) on investments	277,644

Net Assets	$ 2,122,719

Shares outstanding (unlimited amount authorized)	299,385

Net asset value and offering price per share	$ 7.09

Redemption Price per share ($7.09 * 99%) (b)	$ 7.02

(a) See Note 4 in the Notes to the Financial Statements.
(b) A redemption fee of 1.00% is charged on shares held less than 30 calendar days.

*See accompanying notes which are an integral part of these financial highlights.

Bell Worldwide Trends Fund
Statement of Operations
For the fiscal year ended November 30, 2009

Investment Income
Dividend income	$ 34,496
Interest income	790
Total Income	35,286

Expenses
Investment Advisor fees (a)	14,046
Transfer agent expenses	36,066
Administration expenses	33,713
Fund accounting expenses	24,798
Registration expenses	17,375
Legal expenses	25,381
Auditing expenses	13,715
Trustee expenses	8,822
CCO expenses	7,667
Custodian expenses	4,851
Report printing expenses	3,957
Pricing expenses	3,060
Miscellaneous expenses	2,035
Insurance expenses	1,128
24f-2 expenses	107
Total Expenses	196,721
Fees waived and expenses reimbursed by Advisor (a)	(168,629)
Net operating expenses	28,092
Net Investment Income	7,194

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(503,655)
Long term capital gain dividends from
underlying investment companies	2,146
Change in unrealized appreciation (depreciation)
on investment securities	800,704
Net realized and unrealized gain (loss) on investment securities	299,195
Net increase (decrease) in net assets resulting from operations	$ 306,389

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial highlights.

Bell Worldwide Trends Fund
Statements of Changes In Net Assets

	Fiscal year ended	Period ended
Increase (Decrease) in Net Assets Due to:	November 30, 2009	November 30, 2008	(a)

Operations
Net investment income (loss)	$ 7,194	(4,300)
Net realized gain (loss) on investment securities	(503,655)	(961,676)
Long term capital gain dividends from underlying investment companies	2,146	13,322
Change in unrealized appreciation (depreciation) on investment securities	800,704	(523,060)
Net increase (decrease) in net assets resulting from operations	306,389	(1,475,714)

Distributions
From net investment income	(6,671)	-
Total distributions	(6,671)	-

Capital Share Transactions
Proceeds from shares sold	332,010	4,442,355
Reinvestment of distributions	6,671	-
Amount paid for shares redeemed	(377,596)	(1,104,725)
Net increase (decrease) in net assets resulting
from share transactions	(38,915)	3,337,630
Total Increase (Decrease) in Net Assets	260,803	1,861,916

Net Assets
Beginning of period	1,861,916	-

End of period	$ 2,122,719	$ 1,861,916

Accumulated undistributed net investment income included in net assets
at end of period	$ 597	-

Capital Share Transactions
Shares sold	52,416	470,790
Shares issued in reinvestment of distributions	1,110	-
Shares redeemed	(61,615)	(163,316)

Net increase (decrease) from capital share transactions	(8,089)	307,474

(a) For the period December 20, 2007 (commencement of operations) through November 30, 2008.

*See accompanying notes which are an integral part of these financial highlights.

Bell Worldwide Trends Fund
Financial Highlights
(For a share outstanding during each period)

	Fiscal year ended	Period ended
	November 30, 2009	November 30, 2008	(a)
Selected Per Share Data
Net asset value, beginning of period	$ 6.06	$ 10.00

Income from investment operations
Net investment income (loss) (b)	0.02	(0.02)	(c)
Net realized and unrealized gain (loss)	1.03	(3.92)
Total from investment operations	1.05	(3.94)

Less Distributions to shareholders:
From net investment income	(0.02)	-
Total distributions	(0.02)	-

Net asset value, end of period	$ 7.09	$ 6.06

Total Return (d)	17.42%	-39.40%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 2,123	$ 1,862
Ratio of expenses to average net assets (f)	1.50%	1.50%	(g)
Ratio of expenses to average net assets
before waiver & reimbursement (f)	10.50%	11.10%	(g)
Ratio of net investment income (loss) to
average net assets (b) (f)	0.38%	(0.25)%	(g)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (b) (f)	(8.62)%	(9.85)%	(g)
Portfolio turnover rate	138.61%	170.13%

(a) For the period December 20, 2007 (commencement of operations) to November 30, 2008.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Net investment income (loss) per share is based on average shares outstanding during the period.
(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) The ratio excludes the impact of expenses of the underlying funds in which the Fund may invest, as represented in the Schedule of Investments.
(g) Annualized.

*See accompanying notes which are an integral part of these financial highlights.

Bell Worldwide Trends Fund

Notes to the Financial Statements

November 30, 2009

NOTE 1.	ORGANIZATION

The Bell Worldwide Trends Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on September 10, 2007. The Fund commenced operations on December 20, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment advisor is Bell Investment Advisors, Inc. (the “Advisor”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net investment income, net realized long-term capital gains and net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended November 30, 2009, there were no material reclassifications.

Bell Worldwide Trends Fund

Notes to the Financial Statements – continued

November 30, 2009

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

Subsequent events - In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through January 29, 2010, the date the financial statements were issued and determined there were no material subsequent events, except as otherwise disclosed in these notes.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Bell Worldwide Trends Fund

Notes to the Financial Statements – continued

November 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Fixed income securities, such as corporate bonds, U.S. government securities and U.S. government agency securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2009:

		Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Exchange-Traded Funds	$ 1,887,286	$ -	$ -	$ 1,887,286

Mutual Funds	201,840	-	-	201,840

Money Market Securities	24,997	-	-	24,997

Total	$ 2,114,123	$ -	$ -	$ 2,114,123

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

Bell Worldwide Trends Fund

Notes to the Financial Statements – continued

November 30, 2009

NOTE 4.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal year ended November 30, 2009, the Advisor earned fees of $14,046, before the waiver described below. The Advisor contractually has agreed to waive its management fee and/or reimburse expenses to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any 12b-1 fees, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), at 1.50% of the average daily net assets of the Fund through March 31, 2010. For the fiscal year ended November 30, 2009, the Advisor waived fees and reimbursed expenses of $168,629. At November 30, 2009, the Advisor owed $30,230 to the Fund.

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at November 30, 2009, were as follows:

Subject to repayment
Amount	by November 30,

$ 166,205	2011
168,629	2012

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended November 30, 2009, Unified received fees of $33,713 for administrative services provided to the Fund. At November 30, 2009, the Fund owed $2,917 to Unified for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended November 30, 2009, the Custodian earned fees of $4,851 for custody services provided to the Fund. At November 30, 2009, the Fund owed the Custodian $850.

The Trust retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended November 30, 2009, Unified earned fees of $18,634 from the Fund for transfer agent services and $17,432 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services. At November 30, 2009, the Fund owed Unified $1,674 for transfer agency services and $1,200 in reimbursement of out-of-pocket expenses. For the fiscal year ended November 30, 2009, Unified earned fees of $24,798 for fund accounting services provided to the Fund. At November 30, 2009, the Fund owed $2,083 to Unified for fund accounting services.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Fund’s shares. There were no payments made by the Fund to the Distributor during the fiscal year ended November 30, 2009. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling

Bell Worldwide Trends Fund

Notes to the Financial Statements – continued

November 30, 2009

NOTE 4.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time after March 31, 2010, upon notice to shareholders.

NOTE 5.	INVESTMENTS TRANSACTIONS

For the fiscal year ended November 30, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

At November 30, 2009, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

At November 30, 2009, the aggregate cost of securities for federal income tax purposes was $1,836,479.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2009, Charles Schwab & Co., held for the benefit of its customers, 91.94% of the Fund’s shares. As a result, it may be deemed to control the Fund.

Bell Worldwide Trends Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS

On December 22, 2008, the Fund paid an income distribution of $0.0218 per share to shareholders of record on December 19, 2008.

The tax characterization of distributions for the fiscal year ended November 30, 2009, was as follows:

On December 31, 2009, the Fund paid an income distribution of $0.0561 per share to shareholders of record on December 30, 2009.

At November 30, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

NOTE 9.	CAPITAL LOSS CARRYFORWARD

At November 30, 2009, the Fund has available for federal tax purposes an unused capital loss carryforward of $1,449,862, which is available for offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Bell Worldwide Trends Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bell Worldwide Trends Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2009, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bell Worldwide Trends Fund as of November 30, 2009, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 29, 2010

TRUSTEES AND OFFICERS(Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher(Age - 43) President, November 2009 to present

Senior Vice President of Unified Fund Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Unified Fund Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present

Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Treasurer and Principal Financial Officer of the Valued Advisers Trust since December 2009; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 34) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of November 30, 2009.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 592-2355 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT APPROVAL

(Unaudited)

The continuation of the Fund’s Management Agreement between the Trust and Bell Investment Advisors, Inc. (“Advisor”) was considered by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and each an “Independent Trustee”) at an in-person meeting held on August 10, 2009. The Chairman of the Board advised that on July 27, 2009, the Advisor Contract Renewal Committee (the “Committee”) of the Board convened via teleconference to consider whether to recommend that the full Board renew the Agreement.

The Chairman of the Board noted that all participants acknowledged receiving and reviewing the 15(c) materials compiled by the Administrator and provided in advance of the meeting. He also noted that no changes are proposed to the Fund’s Agreement and that the Advisor had agreed to cap Fund expenses at 1.50% through March 2010. He indicated that the materials specifically provided to the Committee included the following information: (i) an executed copy of the Fund’s Agreement and expense cap side letter, (ii) a letter sent by Administrator on behalf of the Board of Trustees to the Advisor requesting information the Trustees likely would consider in renewing the Agreement as required under Section 15(c) of the Investment Company Act of 1940; and the Advisor’s response to such letter, containing among other information, a description of the Advisor’s services to the Fund, its profitability from managing the Fund and any changes in personnel providing services to the Fund and ideas for future growth for the Fund, (iii) a certification from the Advisor that it had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund, (iv) the Advisor’s Form ADV Parts I and II and accompanying schedules, (v) the Advisor’s balance sheet and income statement for the period ending May 31, 2009, (vi) reports provided by the Administrator regarding the Fund’s performance for the past three month, six month and one year periods ending June 30, 2009 and comparisons of the same to the Fund’s benchmark and peer group for the same periods, and (vii) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to the Fund’s peer group as determined by the Administrator.

During the in-person Board meeting, the Committee noted they had received and evaluated such information as they deemed necessary to make their decision. They also noted they had taken into account a number of factors they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant. They noted this included information regarding the Advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s Agreement. As a result, the Committee summarized its review as follows:

The Nature, Extent and Quality of Services – The Committee noted that the Advisor manages approximately $350 million in assets, of which the Fund represented approximately $2 million in assets, as of May 31, 2009. The Committee reviewed the responses from the Advisor as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desired growth in the levels of Fund assets, and whether the resources are sufficient to sustain good performance, compliance and other needs. The Committee determined the Advisor’s resources appear adequate, and specifically noted that the Advisor provides two portfolio managers to manage the Fund, each of whom appears to have adequate experience to manage the Fund. The Committee also noted that the Advisor also provides the support of its compliance officer. The Committee noted that the Advisor was not proposing any changes to the level of services provided to the Fund.

The Committee also noted that the Trust’s CCO had reviewed the Advisor’s compliance policies and procedures and had determined that they appeared reasonably designed to prevent violation of federal securities laws.

Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the Advisor and the Administrator with respect to such performance. The Committee noted that the Administrator reported that for the three month and one year periods ended June 30, 2009, the Fund had underperformed its peer group and benchmark, the MSCI All Country World Index, as reported by the Administrator. They further noted that the Fund had underperformed its benchmark, but outperformed its peer group average, for the six month period ended June 30, 2009. The Trustee’s noted that the Fund had outperformed both its benchmark and its peer group average for 2008.

MANAGEMENT AGREEMENT APPROVAL

(Unaudited) - continued

Fee Rates and Profitability – The Committee noted that the Advisor’s 0.75% management fee was lower than its peer group average and that the Fund’s net expense ratio is equivalent to the net expense ratio of the Fund’s peer group average. The Committee noted that the Advisor was capping total operating expenses at 1.50% pursuant to an expense cap agreement. The Committee noted that although the current expense cap agreement would expire by its terms on March 31, 2010, the Advisor had confirmed that it intended to keep the Fund competitive by maintaining the agreement to cap certain operating expenses of the Fund for an additional year. The Committee noted that the Advisor reported the Agreement had not been profitable since the Advisor’s inception and the Advisor had waived its entire fee and was currently reimbursing Fund expenses. The Committee questioned the Advisor regarding the Advisor’s resources and was reassured by him that the Advisor had sufficient cash to continue operations. The Committee further noted the Advisor’s report that it had reduced expenses and laid off personnel (who did not have material roles relative to the Fund) to increase its profitability. Finally, the Committee noted that the Advisor reported that it had not entered into soft dollar arrangements.

Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Advisor reported that it was focusing on improving performance in order to be more marketable. The Committee noted that the Fund had been in operation for less than two years and that it did not appear the adviser had begun to realize any significant economies of scale from managing the Fund.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Fund’s advisory fees (after waiver and reimbursement by the Advisor) were reasonable, and that its members unanimously were recommending that the Board renew the Fund’s Agreement.

After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Independent Trustees who are not “interested” persons of the Trust or of the Advisor to the Fund, within the meaning of the 1940 Act, unanimously determined that the Fund’s Agreement was reasonable and should be continued for an additional year.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (888) 592-2355 or (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC's website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Kenneth G.Y. Grant

Nancy V. Kelly

OFFICERS

Melissa K. Gallagher, President

John C. Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer & Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

William J. Murphy, Assistant Treasurer

Heather A. Bonds, Secretary

Tara Pierson, Assistant Secretary

INVESTMENT ADVISER

Bell Investment Advisors, Inc.

1111 Broadway, Suite 1630

Oakland, CA 94607

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Leeb Focus Fund

Annual Report

November 30, 2009

Fund Adviser:

Leeb Capital Management, Inc.

8 West 40th Street

New York, New York 10018

Phone (866) 400-5332

To The Leeb Focus Fund Shareholders

Dear Shareholder:

The stock market at the end of 2009 looked decidedly different than from where it started. The US and rest of the developed world continues to fight its way out of the worst economic conditions seen in decades, but the stock market has already staged an impressive rally. For the fiscal year ended November 30, 2009, the Leeb Focus Fund returned 22.08%, trailing its primary benchmark, the S&P 500 Index, which had a total return of 25.38%.

Year in Review

We began 2009 with the markets still reeling from 2008’s housing and financial crisis and ended the year with major market indices having staged an historic rally. From our view, the stock rally doesn’t necessarily mean the economy is out of the woods, so let’s take a closer look at what we’ve been through in the last year.

With major financial institutions trying to repair their balance sheets in the face of still-declining home values, credit conditions remained tight. Government bodies and the Federal Reserve had little choice but to continue to provide various types of fiscal and monetary stimulus to prop up different corners of the economy. Tax credits for first-time home buyers were used to help slow the housing collapse, while the cash-for-clunkers program was introduced to spur automobile demand and aid the car industry. As job losses continued to mount and the unemployment rate approached, and then hit, double digits, Congress extended unemployment insurance benefits to encourage consumer spending. At the same time, the Fed, having already lowed short-term borrowing rates to between 0 and 0.25 percent, undertook a massive purchase program of Treasury bonds and government agency paper as an unconventional way to spur on the economy. The purchases were designed to lower longer-term interest rates (particularly mortgage rates) and help loosen the credit markets.

By early March the selling had taken stocks down to exceptionally cheap valuations. Aided by the government’s stimulus efforts, the major market indices staged a turnaround in what would prove to be an impressive rally that lasted through year’s end. By mid year the economy was no longer in freefall, although conditions were slow to improve. Along the way, companies released earnings reports that beat expectations. However, a closer examination of many of those quarterly report cards showed underlying problems. Weak top-line sales were frequently masked with cost-cutting measures, including inventory reductions, job cuts, and reductions in advertising and general administration budgets. Investors, however, ignored continued fundamental weakness and bid stocks higher in anticipation of better times to come.

Overseas, emerging markets shrugged off weak export demand from the US and reignited their own economic engines. China, in particular, was soon on the mend, having embarked on its own massive stimulus spending program. The country quickly put massive sums to work on long-term, resource-intensive infrastructure projects, while also stimulating consumer spending with tax breaks on cars and heavy appliances. The government also used its tight financial controls, putting pressure on banks to lend freely. In contrast to our own tepid recovery, the results in China were an impressive re-ignition of growth that likely reached double digits once again in the fourth quarter.

While US domestic companies struggled to grow their businesses, the reemerging growth in the developing world was a welcome sight for those companies with international exposure. As foreign consumers put their growing incomes to work, US multinationals enjoyed organic sales growth, while also getting the benefit of appreciating foreign currencies versus the US dollar – both serving to help corporate earnings. At the same time, companies in the energy and materials sectors (in which this Fund’s portfolio is overweighted) benefited from renewed demand of their products. Energy prices doubled from their lows, while commodities as a whole staged their strongest rally since the early 1970s. With the dollar falling, commodities rising, and the economic recovery still in doubt, we also saw investors pile into gold – the world’s best store of value and another area in which the Fund has a sizeable position.

The year ended with questions remaining about the veracity of the US economic recovery. Job losses continue to mount, American consumers have yet to reopen their pocketbooks, banks still aren’t lending to a large degree, and rising energy costs are acting as a tax on citizens and businesses alike. With government stimulus programs expiring, it remains to be seen if the economy can stand on its own.

Performance Review

As the developing world reignited its resource-intensive growth, performance drivers for the Fund were led by holdings in the energy and materials sectors. Surprisingly, information technology stocks, often seen as an economically-sensitive, were also major winners in 2009.

With banks’ balance sheets still in need of repair, most held tight to their reserves. Major lenders raised their standards and limited new loans, while credit card issuers pulled in limits. With these poor sector fundamentals, we exited the sector early in the year and largely steered clear for the remainder – missing out on what we view was an unjustified, yet sizeable rally.

As you may have expected, our biggest stock-specific performance drivers were in the above-mentioned sectors. Our fertilizer holdings, Potash of Saskatchewan (POT) and Mosaic (MOS), rallied from ultra-low valuations as reduced fertilizer supplies helped support prices. The holdings remain a solid bet on growing world population and incomes, and still offer attractive upside potential. Our gold holdings were leaders in the materials sector as well. Miners, including Randgold (GOLD) and Newcrest Mining (NCMGY), were winners, as were those investments directly tied to the price of gold like the SPDR Gold Shares (GLD). With oil prices rising and Petroleo Brasileiro’s (PBR) reserves and production figures also following suit, the Brazilian oil giant was our top performer in the energy patch. Vale SA (Vale), the world’s leading iron ore company, also tacked on impressive gains as iron and steel demand rose.

All of our information technology holdings turned in excellent gains for the year. Apple (AAPL) was our biggest winner, not only in the sector, but for the portfolio as a whole. In the face of an exceptionally harsh consumer environment, the company displayed record revenue and earnings numbers. Visa (V) was also a winner, benefiting from a continuing trend towards electronic payments. The company manages a fee-based business, collecting payments from banks that issue cards with Visa’s logo – and it does so without shouldering the risk of consumer defaults.

Our biggest performance detractors came early in the year when we took losses on financial stocks including Wells Fargo (WFC), US Bancorp (USB), and BB&T Corporation (BBT). We also sold General Electric (GE), whose stock price was dragged down by the performance of its financial arm, GE Capital.

Outlook & Strategy

Looking ahead, we remain guided by our investment discipline. We continue to focus our investments on areas of the market that will benefit from where we believe the surest economic growth lies. The developed world, including the US, Europe and Japan, still must overcome considerable underlying economic weakness. Here at home, the unemployment and underemployment rate (which includes part-time and discouraged workers) continue to hamper the recovery. Retail spending, which fell 6.2 percent in 2009, will remain muted until consumers start to feel better about their job prospects and the housing situation. In the absence of government stimulus, there has so far been little in the way of consumer demand to generate economic output. We’ve positioned the portfolio accordingly to reflect this cautious perspective on the domestic economy.

The outlook in the developing world, namely China, is decidedly more upbeat. Growth in China has reemerged so strongly that the government is now taking measures to prevent overheating. Chinese officials remain committed to building the infrastructure it will need in the years ahead, including for alternative energy, but has clamped down on loans that may be leading to excessive speculation in real estate and the nation’s stock markets. The government also remains steadfast in its objective of fostering domestic consumption, rather than relying on export demand from the developed world to power its growth. We’ll continue to purchase investments that should benefit from these trends, whether it is in companies that supply materials that are vital the country’s growth, or companies selling directly to the growing consumer market. Further, we continue to look for investments based in strong economies around the world, namely those with vast natural resource deposits.

Although we invest in what we see as assured growth, we’ll also look to maintain defensive investments that could protect the portfolio should the market and/or global economy suffer a retrenchment. These hedges include zero coupon bonds as well as investments in precious metals like gold. The latter also serves as protection against a falling dollar and inflation. With the Federal Reserve’s balance sheet and monetary base expanding, it is only a matter of time before inflation is unleashed. More dollars in circulation along with higher resource prices working their way into the economy make inflation a virtual certainty once our economy is on more stable footing. In the meantime, the greenback continues to lose the favor of international markets and could likely surrender more ground to better-positioned currencies around the world, including those of resource rich nations like Brazil, Australia, and Canada.

In sum, we continue to position the portfolio to benefit from what we see as the most likely market events and long-term trends. Moreover, we remain ever vigilant in our research and are prepared to shift portfolio holdings should our forecasts change.

Performance Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-400-5332.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Standard & Poor’s 500® Index and Russell 1000 Growth Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Standard & Poor’s 500® Index and Russell 1000 Growth Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on December 26, 2006 (commencement of fund operations) and held through November 30, 2009. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Standard & Poor’s 500® Index and Russell 1000 Growth Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Leeb Focus Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-866-400-5332. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS- (Unaudited)

1As a percent of net assets.

[2]Companies with market caps of a least $8 billion.
3Companies with market caps less than $8 billion. The Leeb Focus Fund invests primarily in large-capitalization equity securities (generally those with market capitalizations of at least $8 billion).

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period June 1, 2009 and held for the entire period through November 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Leeb Focus Fund	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period Ended November 30, 2009
Actual *	$1,000.00	$1,160.75	$8.13
Hypothetical **	$1,000.00	$1,017.55	$7.59

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Leeb Focus Fund
Schedule of Investments
November 30, 2009

Common Stocks - 86.02%	Shares	Value

Agriculture Chemicals - 3.89%
Mosaic Co. / The	4,000	$ 217,800
Potash Corporation of Saskatchewan, Inc.	2,400	269,808
		487,608

Beverages - 3.57%
Coca-Cola Co. / The	7,800	446,160

Crude Petroleum & Natural Gas - 2.75%
Petroleo Brasileiro S.A. - Petrobras (b)	6,700	343,576

Drilling Oil & Gas Wells - 4.69%
Noble Corp.	5,400	223,074
Transocean, Ltd. (a)	4,258	363,591
		586,665

Electric Services - 4.24%
FPL Group, Inc.	10,200	530,094

Electronic Computer - 4.48%
Apple, Inc. (a)	2,800	559,748

Fire, Marine & Casualty Insurance - 1.74%
Berkshire Hathaway, Inc. - Class B (a)	65	217,945

Gold & Silver Ores - 6.88%
Barrick Gold Corp.	6,000	256,140
Randgold Resources Ltd. (b)	3,900	330,486
Silver Wheaton Corp. (a)	17,000	273,190
		859,816

Gold Mining - 2.54%
Newcrest Mining Ltd. (b)	9,400	317,720

Heavy Construction Other Than Building Construction - Contractors - 2.16%
Fluor Corp.	6,375	270,810

Metal Mining - 5.94%
BHP Billiton Ltd. (b)	3,500	263,550
Vale SA (b)	16,700	478,789
		742,339

Oil, Gas Field Services - 3.37%
Schlumberger, Ltd.	6,600	421,674

Petroleum Refining - 6.10%
Chevron Corp.	6,200	483,848
ConocoPhillips	5,400	279,558
		763,406

Pharmaceutical Preparations - 6.26%
Roche Holding AG Ltd. (b)	7,900	323,268
Teva Pharmaceutical Industries Ltd. (b)	8,700	459,273
		782,541

*See accompanying notes which are an integral part of these financial statements

Leeb Focus Fund
Schedule of Investments - continued
November 30, 2009

Common Stocks - 86.02% - continued	Shares	Value

Pumps & Pumping Equipment - 2.90%
ITT Corp.	7,000	$ 362,040

Retail - Catalog & Mail-Order Houses - 3.59%
Amazon.com, Inc. (a)	3,300	448,503

Retail - Drug Stores & Proprietary Stores - 2.78%
CVS Caremark Corp.	11,200	347,312

Retail - Variety Stores - 4.19%
Wal-Mart Stores, Inc.	9,600	523,680

Search, Detection, Navigation, Guidance, & Aeronautical Systems - 2.68%
Raytheon Co.	6,500	334,945

Semiconductors & Related Devices - 3.70%
Intel Corp.	24,100	462,720

Services - Business Services - 3.37%
Visa, Inc. - Class A	5,200	421,200

Services - Computer Integrated Systems Design - 1.71%
CACI International, Inc. - Class A (a)	4,600	213,532

Services - Prepackaged Software - 2.49%
Microsoft Corp.	10,600	311,746

TOTAL COMMON STOCKS (Cost $10,178,436)		10,755,780

Exchange-Traded Funds - 7.83%

iShares Silver Trust (a)	17,000	308,550
SPDR Gold Trust (a)	5,800	670,712

TOTAL EXCHANGE-TRADED FUNDS (Cost $831,434)		979,262

Money Market Securities - 1.30%
Fidelity Institutional Money Market Portfolio - Class I - 0.31% (c)	162,151	162,151

TOTAL MONEY MARKET SECURITIES (Cost $162,151)		162,151

U.S. Government Securities - 4.78%	Principal
U.S. Treasury Bond Stripped, 05/15/2039 (a)	$2,150,000	597,278

TOTAL U.S. GOVERNMENT SECURITIES (Cost $580,906)		597,278

TOTAL INVESTMENTS (Cost $11,752,927) - 99.93%		$ 12,494,471

Other assets less liabilities - 0.07%		10,557

TOTAL NET ASSETS - 100.00%		$ 12,505,028

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2009.

*See accompanying notes which are an integral part of these financial statements

Leeb Focus Fund
Statement of Assets and Liabilities
November 30, 2009

Assets
Investments in securities:
At cost	$ 11,752,927
At value	$ 12,494,471

Dividends receivable	33,579
Prepaid expenses	10,969
Receivable due from Adviser (a)	1,094
Interest receivable	21
Total assets	12,540,134

Liabilities
Payable for fund shares redeemed	3,099
Payable to administrator, fund accountant, and transfer agent	7,352
Payable to trustees and officers	3,555
Payable to custodian	1,006
Other accrued expenses	20,094
Total liabilities	35,106

Net Assets	$ 12,505,028

Net Assets consist of:
Paid in capital	$ 15,529,676
Accumulated undistributed net investment income	44,229
Accumulated undistributed net realized gain (loss) from investment transactions	(3,810,421)
Net unrealized appreciation (depreciation) on investments	741,544

Net Assets	$ 12,505,028

Shares outstanding (unlimited number of shares authorized)	1,363,679

Net Asset Value and offering price per share	$ 9.17

Redemption price per share (9.17*0.98) (b)	$ 8.99

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Fund charges a 2.00% redemption fee on shares redeemed within 60 calendar days after they are purchased. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

*See accompanying notes which are an integral part of these financial statements

Leeb Focus Fund
Statement of Operations
For the fiscal year ended November 30, 2009

Investment Income
Dividend income (Net of foreign withholding taxes of $5,945)	$ 203,190
Interest income	12,379
Total Income	215,569

Expenses
Investment Adviser fee (a)	95,564
Transfer agent expenses	46,822
Administration expenses	31,339
Legal expenses	26,172
Fund accounting expenses	25,000
Registration expenses	15,791
Auditing expenses	14,102
Trustee expenses	9,143
CCO expenses	8,014
Custodian expenses	6,320
Pricing expenses	4,227
Miscellaneous expenses	1,822
Insurance expenses	1,187
24f-2 expenses	382
Total Expenses	285,885
Fees waived and expenses reimbursed by Adviser (a)	(117,243)
Net operating expenses	168,642
Net Investment Income	46,927

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(2,532,412)
Change in unrealized appreciation (depreciation) on investment securities	4,750,114
Net realized and unrealized gain (loss) on investment securities	2,217,702
Net increase (decrease) in net assets resulting from operations	$ 2,264,629

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements

Leeb Focus Fund
Statements of Changes In Net Assets

	Year ended	Year ended
Increase (Decrease) in Net Assets From:	November 30, 2009	November 30, 2008
Operations:
Net investment income	$ 46,927	$ 25,795
Net realized gain (loss) on investment securities	(2,532,412)	(1,237,185)
Change in unrealized appreciation (depreciation) on investment securities	4,750,114	(5,304,975)
Net increase (decrease) in net assets resulting from operations	2,264,629	(6,516,365)

Distributions:
From net investment income, Class R	-	(16,705)
From net investment income, Class I	(28,493)	(123,649)
From net realized gain, Class R	-	(5,576)
From net realized gain, Class I	-	(37,679)
Total distributions	(28,493)	(183,609)

Capital Share Transactions - Class I
Proceeds from shares sold	2,577,255	12,066,950
Proceeds from exchange of Class R shares (a)	-	6,760,422
Proceeds from redemption fees (b)	2,137	7,149
Reinvestment of distributions	27,990	161,302
Amount paid for shares redeemed	(3,877,832)	(10,925,849)
Net increase (decrease) in net assets resulting
from Class I share transactions	(1,270,450)	8,069,974

Capital Share Transactions - Class R (a)
Proceeds from shares sold	-	5,568,923
Amounts paid for exchange to Class I shares	-	(6,760,422)
Reinvestment of distributions	-	22,184
Amount paid for shares redeemed	-	(52,265)
Net increase (decrease) in net assets resulting
from Class R share transactions	-	(1,221,580)

Net increase (decrease) in net assets resulting
from share transactions	(1,270,450)	6,848,394

Total Increase (Decrease) in Net Assets	965,686	148,420

Net Assets
Beginning of year	11,539,342	11,390,922

End of year	$ 12,505,028	$ 11,539,342

Accumulated undistributed net investment income
included in net assets at the end of each year	$ 44,229	$ 25,789

Capital Share Transactions - Class I
Shares sold	354,177	1,083,459
Shares exchanged from Class R (a)	-	610,698
Shares issued in reinvestment of distributions	3,824	13,928
Shares redeemed	(526,567)	(1,015,990)

Net increase from capital share transactions	(168,566)	692,095

Capital Share Transactions - Class R (a)
Shares sold	-	495,382
Shares exchanged into Class I	-	(609,047)
Shares issued in reinvestment of distributions	-	1,911
Shares redeemed	-	(4,738)

Net increase (decrease) from capital share transactions	-	(116,492)

(a) Effective January 31, 2008, the Fund no longer offered the Retail Class Shares for sale. See Note 1 in the
Notes to the Financial Statements.
(b) The Fund charges a 2.00% redemption fee on shares redeemed within 60 calendar days after they are purchased. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

*See accompanying notes which are an integral part of these financial statements

Leeb Focus Fund
Financial Highlights
(For a share outstanding during the period)

	Year ended		Year ended		Period ended
	November 30, 2009		November 30, 2008		November 30, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 7.53		$ 11.90		$ 10.00
Income from investment operations:
Net investment income	0.03		0.02		0.16
Net realized and unrealized gain (loss)	1.63		(4.20)		1.75
Total from investment operations	1.66		(4.18)		1.91

Less Distributions to shareholders:
From net investment income	(0.02)		(0.15)		(0.01)
From net realized gain	-		(0.04)		-
Total distributions	(0.02)		(0.19)		(0.01)

Paid in capital from redemption fees	-	(b)	-	(b)	-

Net asset value, end of period	$ 9.17		$ 7.53		$ 11.90

Total Return (c)	22.08%		-35.68%		19.16%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 12,505		$ 11,539		$ 10,002
Ratio of expenses to average net assets	1.50%		1.50%		1.50%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	2.54%		2.13%		3.89%	(e)
Ratio of net investment income to
average net assets	0.42%		0.15%		1.97%	(e)
Ratio of net investment income (loss) to

average net assets before waiver & reimbursement	(0.62)%		(0.48)%		(0.42)%	(e)
Portfolio turnover rate	79.23%		114.85%		54.69%

(a) For the period December 26, 2006 (Commencement of Operations) to November 30, 2007.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements

Leeb Focus Fund

Notes to the Financial Statements

November 30, 2009

NOTE 1. ORGANIZATION

Leeb Focus Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 14, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced investment operations on December 26, 2006. The Fund’s investment adviser is Leeb Capital Management, Inc. (the “Adviser”). The investment objective of the Leeb Focus Fund (the “Fund”) is to provide long-term capital appreciation, consistent with the preservation of capital.

Effective January 31, 2008, the Fund ceased offering its Retail Class shares to the public and began offering Institutional Class shares only. Retail Class shares on the Fund’s books as of January 31, 2008 were exchanged for Institutional Class shares. The designation of “Institutional Class” was removed at the issue time for all purposes except these financial statements. Beginning January 31, 2008, the Fund began imposing a 2.00% redemption fee on all shares redeemed within 60 calendar days of the date of purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

During the fiscal year, December 1, 2008 - November 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Leeb Focus Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions – The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended November 30, 2009, no such reclassifications were made.

Subsequent Events – In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through January 29, 2010, the date the financial statements were issued and determined there were no material subsequent events, except as otherwise disclosed in these footnotes.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, american depositary receipts and exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

Leeb Focus Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as U.S. government securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Leeb Focus Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2009:

		Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 8,239,118	$ -	$ -	$ 8,239,118

American Depositary Receipts *	2,516,662	-	-	2,516,662

Exchange-Traded Funds	979,262	-	-	979,262

Money Market Securities	162,151	-	-	162,151

U.S. Government Securities	-	597,278	-	597,278

Total	$ 11,897,193	$ 597,278	$ -	$12,494,471
*Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the daily net assets of the Fund. For the fiscal year ended November 30, 2009, before the waivers disclosed below, the Adviser earned a fee of $95,564 from the Fund.

The Adviser has contractually agreed through March 31, 2010 to waive its management fee and/or reimburse certain Fund operating expenses so that the net annual Fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests; and extraordinary litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2009, the Adviser waived fees and reimbursed expenses of $117,243. At November 30, 2009, the Fund was owed $1,094 by the Adviser. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense occurred, provided the Fund is able to make the repayment without exceeding the above stated expense limitations.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at November 30, 2009 were as follows:

Leeb Focus Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust retains Unified Fund Services, Inc. (“Unified”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended November 30, 2009, Unified earned fees of $31,339 for administrative services provided to the Fund. At November 30, 2009, the Fund owed Unified $2,250 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended November 30, 2009, the Custodian earned fees of $6,320 for custody services provided to the Fund. At November 30, 2009, the Fund owed the Custodian $1,006 for custody services.

The Trust retains Unified to act as the Fund’s transfer agent and to provide the Fund with fund accounting services. For the fiscal year ended November 30, 2009, Unified earned fees of $19,019 from the Fund for transfer agent services and $27,803 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended November 30, 2009, Unified earned fees of $25,000 from the Fund for fund accounting services. At November 30, 2009, the Fund owed Unified $1,561 for transfer agent services, $1,458 for reimbursement of out-of-pocket expenses, and $2,083 for fund accounting services.

The Distributor acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund during the fiscal year ended November 30, 2009. A Trustee is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENTS

For the fiscal year ended November 30, 2009, purchases and sales of investment securities, other than short-term investments were as follows:

At November 30, 2009, the appreciation (depreciation) of investments for tax purposes, was as follows:

At November 30, 2009, the aggregate cost of securities for federal income tax purposes, was $11,797,030.

Leeb Focus Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2009, Charles Schwab & Company, Inc. (“Schwab”), for the benefit of its customers, owned 52.81% shares of the Fund. As a result, Schwab may be deemed to control the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 22, 2008, an income distribution of $0.0183 per share was made to shareholders of record on December 19, 2008.

The tax characterization of distributions for the period ended November 30, 2009 and November 30, 2008 is as follows:

On December 22, 2009, an income distribution of $0.0304 per share was made to shareholders of record on December 21, 2009.

At November 30, 2009, the components of distributable earnings on a tax basis were as follows:

At November 30, 2009, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of wash sale losses and post-October losses in the amount of $41,250 and $2,853, respectively.

Leeb Focus Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 9. Capital Loss Carryforward

At November 30, 2009, the Fund had available for federal tax purposes unused capital loss carryforwards of $3,766,318, which are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Leeb Focus Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Leeb Focus Fund (the “Fund”), a series of the Unified Series Trust,as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leeb Focus Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 29, 2010

TRUSTEES AND OFFICERS(Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher(Age - 43) President, November 2009 to present

Senior Vice President of Unified Fund Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Unified Fund Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present

Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Treasurer and Principal Financial Officer of the Valued Advisers Trust since December 2009; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 34) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of November 30, 2009.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (866) 400-5332 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The continuation of the Fund’s Management Agreement (the “Agreement”) between the Trust and Leeb Capital Management, Inc. (“the Adviser”) was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Independent Trustees”, each an “Trustee”) at an in-person meeting held November 9, 2009. The Chairman of the Board advised that on October 26-27, 2009 the Advisor Contract Renewal Committee (the “Committee”) of the Board convened in a teleconference to consider whether to recommend that the full Board renew the Agreement.

The Chairman of the Board noted that all participants acknowledged receiving and reviewing the materials compiled by the Trust’s Administrator and provided in advance of the meeting. He also noted that no changes are proposed to the Fund’s management agreement or expense cap side letter. He indicated that the materials specifically provided to the Committee included the following information: (i) executed copies of the Agreement and current expense cap side letter, (ii) a letter from the Administrator to the Adviser setting forth, and the Adviser’s response to, a detailed series of questions regarding, among other things, the Adviser’s services to the Fund, its profitability from managing the Fund and ideas for future growth for the Fund, (iii) a certification from the Trust’s CCO that the Fund’s Adviser has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund, (iv) the Adviser’s Form ADV Part I and II and accompanying schedules, (v) reports provided by the Administrator regarding the Fund’s performance for the 2007, 2008, year-to-date, past three months, and one-year periods and comparisons of the same to the Fund’s benchmark(s) and peer group for the same periods, and (vii) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to the Fund’s peer group as determined by the Administrator. The Chairman recalled that after discussing the materials, the Committee had contacted the portfolio manager for the Fund and its chief compliance officer, and had interviewed them for approximately one-half hour.

During the in-person Board meeting, the Committee members confirmed that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant. They noted that this included information regarding the Fund and the Adviser that had been provided by the Trust’s Administrator and the CCO to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Agreement. As a result, the Committee summarized its review as follows:

(i)         The Nature, Extent and Quality of Services – The Committee noted that the Adviser manages approximately $109 million in assets as of August 31, 2009. The Committee reviewed the responses from the Adviser as to the resources provided to the Fund, and considered the adequacy of such resources in light of the expected growth in the levels of Fund assets, and whether the resources are sufficient to sustain performance, compliance and other needs. The Committee specifically noted that the Adviser provides multiple portfolio managers to manage the Fund, each of whom appears to have adequate experience to manage the Fund and, thus determined that the Adviser’s resources appear adequate. The Committee noted that the Adviser also provides the support of various administrative staff, including its compliance officer.

                      The Committee noted that various compliance reports regarding the Fund had been provided by the Adviser, the Trust’s Administrator and the Trust’s CCO to the Board throughout the year. The Trust’s Administrator confirmed that the Fund’s investment policies and restrictions were consistently complied with during the last year. The CCO confirmed that he had reviewed the Adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws. He noted that he had recommended that the Adviser test its business continuity plan during the coming year.

         (ii)          Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the Adviser and the Administrator with respect to such performance for the year-to-date, three-month, and one-year periods ended August 31, 2009. The Board noted that although the Fund had underperformed its peer group’s average return and benchmarks (the Russell 1000 Growth and S&P 500 indices) for the year-to-date and one-year periods, it had outperformed its peer group average and benchmarks for calendar years 2007 and 2008. They also noted that the Adviser had pointed out that its recent underperformance was due in large part to the Fund’s underweighting in financial stocks, which the Adviser did not believe were appropriate for the portfolio due to the lack of improvement in their underlying fundamentals.

          (iii)         Fee Rates and Profitability – The Committee noted that the Adviser’s fee (after waiver and reimbursement) was lower than its peer group’s average and that the Adviser was capping certain total annual operating expenses at 1.50%. The Committee also confirmed with the Adviser that it would continue capping certain expenses of the Fund for an additional year.

The Committee reviewed the Adviser’s profitability analysis, and noted that the Adviser had reported that the management agreement had not been profitable since the Fund’s inception due to the Adviser’s obligation to cap expenses. The Committee reviewed the Adviser’s financial statements as of July 31, 2009 and noted that the Adviser’s financial position had declined due to the decline in assets under management as a result of the market downturn.

          The Committee noted that the Adviser reported that it had entered into soft dollar arrangements, pursuant to which the Fund pays average commissions of about $0.03 per share to brokers providing certain research services. The Committee noted that the Adviser reported allocating soft dollars among clients pro-rata based on the client’s assets as a percentage of total assets.

          (iv)         Economies of Scale – In determining the reasonableness of the advisory fees, the Committee considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Committee recalled the Adviser’s report that, due to the economy, implementation of its new marketing plan had been delayed until 2010. The Committee also recalled that the Fund recently had eliminated its 12b-1 fee for all Fund shareholders. The Committee stated that that it did not appear that the Adviser has begun to realize any significant economies of scale from managing the Fund.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Fund’s advisory fees (after waiver and reimbursement by the Adviser) were reasonable, and that its members unanimously were recommending that the Board renew the Fund’s Agreement.

After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Independent Trustees, unanimously determined that the Fund’s Agreement was reasonable and should be continued for an additional year.

PROXY VOTING

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Melissa K. Gallagher, President

John Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer and Chief Financial Officer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

William J. Murphy, Assistant Treasurer

Tara Pierson, Assistant Secretary

INVESTMENT ADVISER

Leeb Capital Management, Inc.

8 West 40th Street

New York, NY 10018

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Roosevelt Multi-Cap Fund

Annual Report

November 30, 2009

Fund Adviser:

The Roosevelt Investment Group, Inc.

317 Madison Avenue

Suite 1004

New York, NY 10017

Toll Free: (877) 322-0576

Management Discussion and Analysis

As the year draws to a close and we reflect upon the volatile and challenging period that our economy has been through, we believe that our investment philosophy that has served us well over the years did so once again in 2009. Our underperformance relative to broader market indices was a function of the defensive positioning of the portfolio. While this served us very well through 2008 and into the early part of 2009, it acted as a headwind when the market began to rally in March. We were cognizant of the reasons for the initial turn in the market at that point. However, given the magnitude of the economic and market turbulence which preceded, we felt the prudent course of action was to remain defensive until we saw further confirmation that the rally was sustainable. Examples of what we needed to see to gain confidence included a normalization of credit spreads, a stabilization of key economic data points, and financial institutions being able to raise capital without government backing. As these events came to fruition, we steadily changed the complexion of the portfolio so that by late summer, we were positioned to benefit from the rising market environment. During that interim period however, our relative performance was pressured. Specifically, our risk management tools detracted the most from our returns over that period of time. From a sector perspective, our consumer discretionary positioning generated positive returns, but did not match those of the benchmark. Generally speaking, the reason for this was that many of the best performing names in the space were the most highly leveraged, riskier companies whose stocks had declined dramatically prior to the market’s turn. We largely avoided these types of companies as we did not feel that taking on those types of risks was a prudent way to manage our clients’ capital. Conversely, our stock selection in both the Energy and Health Care sectors was beneficial both from a relative and absolute return perspective. Late last year and continuing into this year, we positioned the fund defensively to minimize risk in an environment where it appeared possible that we might have a financial crisis. Cash, gold-related investments, and ultrashort ETFs were utilized to hedge the portfolio against this possibility. Once we saw that the risk of a meltdown was off the table, we began to position the fund with a more aggressive stance. While our defensive posture early in the year acted as a headwind to performance, we continue to believe it was the prudent course of action.

Corporate earnings have on the whole been better than expected over the last two quarters largely due to strong cost-cutting measures that were put into place. Consequently, if the economy manages a 2-3% level of GDP growth in the coming year, our conviction is that better than expected earnings could continue. While the US consumer is under pressure due to the dual forces of unemployment and deleveraging, we believe incremental spending, particularly from the high-end consumer, will help pull the country out of its current malaise. Unemployment and housing metrics are both moving in the right direction, and the banking sector is continuing to heal its balance sheet with the recent capital raises by Bank of America, Citigroup, and Wells Fargo. In summary, we believe that over the next 12-18 months the odds favor our economy experiencing fairly robust gains, and we have positioned the fund in a more cyclical fashion compared to several months ago. Should the risk of a double dip in the economy become more pronounced, we are comforted by the various risk tools at our disposal that can be implemented if necessary.

 Investment Results (Unaudited)

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. This Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Current performance may be lower or higher than the performance data quoted.For more information on the Roosevelt Multi Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of the Growth of a $10,000 Investment in the Roosevelt Multi-Cap Fund and the S&P 500®Index

The graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500® Index on December 21, 2001 (commencement of Fund operations) and held through November 30, 2009. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Roosevelt Multi Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings(Unaudited)

1As a percentage of net assets. The Fund invests primarily in common stock of U.S. companies of all capitalization ranges.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting of management fees, distribution and/or service (12b-1) fees, and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the fiscal year from June 1, 2009 to November 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Roosevelt Multi-Cap Fund	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid for the Period June 1, 2009 – November 30, 2009*
Actual	$1,000.00	$1,119.29	$6.68
Hypothetical**	$1,000.00	$1,018.77	$6.36

*Expenses are equal to the Fund’s annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
**Assumes a 5% return before expenses.

Roosevelt Multi-Cap Fund
Schedule of Investments
November 30, 2009

Common Stocks - 93.75%	Shares	Value

Abrasive Asbestos & Miscellaneous Nonmetallic Mineral Products - 1.95%
Owens Corning, Inc. (a)	112,646	$ 2,661,825

Agriculture Chemicals - 0.90%
Potash Corporation of Saskatchewan, Inc.	10,912	1,226,727

Aircraft Part & Auxiliary Equipment - 0.89%
TransDigm Group, Inc.	28,096	1,217,962

Chemical & Allied Products - 2.42%
Givaudan SA (b)	114,041	1,807,550
Monsanto Co.	18,500	1,493,875
		3,301,425

Commercial Banks - 2.51%
HDFC Bank Ltd (b)	10,449	1,405,913
ICICI Bank Ltd. (b)	54,566	2,029,855
		3,435,768

Computer & Office Equipment - 1.79%
International Business Machines Corp. (IBM)	19,375	2,448,031

Computer Communications Equipment - 2.58%
Cisco Systems, Inc. (a)	150,428	3,520,015

Crude Petroleum & Natural Gas - 5.01%
Occidental Petroleum Corp.	17,988	1,453,251
Petroleo Brasileiro S.A. - Petrobas (b)	73,571	3,315,109
Southwestern Energy Co. (a)	23,978	1,054,073
Ultra Petroleum Corp. (a)	21,744	1,021,751
		6,844,184

Drawing and Insulating Nonferrous Wire - 1.89%
Corning, Inc.	155,002	2,585,433

Finance Services - 0.50%
Greenhill & Co., Inc.	8,401	685,942

Games. Toys & Childrens Vehicles (No Dolls & Bicycles) - 1.58%
Hasbro, Inc.	72,901	2,161,515

Gas & Other Services Combined - 0.88%
Sempra Energy	22,718	1,207,235

Gold & Silver Ores - 3.01%
Agnico-Eagle Mines Ltd.	32,825	2,056,815
Newmont Mining Corp.	38,225	2,050,389
		4,107,204

Household Audio & Video Equipment - 0.94%
Harman International Industries, Inc.	34,142	1,284,081

Industrial Instruments for Measurement, Display, and Control - 1.19%
Roper Industries, Inc.	31,300	1,628,852

Instruments for Measurement, Testing of Electricity & Electronics Signals - 0.65%
Itron, Inc. (a)	14,670	891,789

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Schedule of Investments - continued
November 30, 2009

Common Stocks - 93.75% - continued	Shares	Value

Men's & Boy's Furnishings, Work Clothing, and Allied Garments - 1.25%
Polo Ralph Lauren Corp.	22,486	$ 1,728,049

Metal Mining - 1.55%
Freeport-McMoRan Copper & Gold, Inc. (a)	25,513	2,112,476

Mining & Quarrying of Nonmetallic Minerals - 0.94%
Compass Minerals International, Inc.	19,836	1,291,125

Miscellaneous Manufacturing Industries - 0.46%
WMS Industries, Inc. (a)	16,074	624,957

Motor Vehicles & Passenger Car Bodies - 1.04%
Tata Motors Ltd. (b)	99,561	1,425,714

Motors & Generators - 0.31%
Regal-Beloit Corp.	8,803	417,790

National Commercial Banks - 0.71%
JPMorgan Chase & Co.	22,876	972,001

Natural Gas Distribution - 1.68%
National Fuel Gas Company	49,156	2,301,975

Newspapers: Publishing or Publishing & Printing - 1.36%
Gannett Co., Inc.	188,000	1,859,320

Oil & Gas Field Machinery & Equipment - 2.88%
FMC Technologies, Inc. (a)	37,222	2,027,482
National-Oilwell Varco, Inc.	44,333	1,907,206
		3,934,688

Oil & Gas Field Services - 0.17%
Willbros Group, Inc. (a)	14,500	228,375

Perfumes, Cosmetics & Other Toilet Preparations - 1.49%
Avon Products, Inc.	59,612	2,041,711

Pharmaceutical Preparations - 7.55%
Dr. Reddy's Laboratories Ltd. (b)	138,970	3,370,023
Novozymes A/S - B Shares	23,000	2,323,000
Perrigo Co.	37,466	1,503,885
Teva Pharmaceutical Industries Ltd. (b)	32,672	1,724,755
Vertex Pharmaceuticals, Inc. (a)	35,938	1,395,113
		10,316,776

Plastics, Materials, Synthetic Resins & Nonvulcan Elastomers - 5.60%
Dow Chemical Co./The	143,831	3,995,625
Eastman Chemical Co.	60,814	3,656,138
		7,651,763

Printed Circuit Boards - 1.80%
Plexus Corp. (a)	90,349	2,453,879

Railroad Equipment - 0.91%
Wabtec Corp.	32,120	1,236,620

Railroads, Line Haul Operating - 1.80%
Canadian Pacific Railway Ltd.	50,664	2,455,177

Retail - Apparel & Accessory Stores - 1.67%
J. Crew Group, Inc. (a)	53,334	2,282,162

Retail - Womens Clothing Stores - 1.08%
Chico's FAS, Inc. (a)	104,658	1,472,538

Security & Commodity Brokers, Dealers, Exchanges & Services - 1.05%
NYSE Euronext	56,514	1,428,674

Security Brokers, Dealers & Flotation Companies - 1.35%
Goldman Sachs Group, Inc. / The	10,848	1,840,472

Semiconductors & Related Devices - 3.54%
Microchip Technology, Inc.	108,001	2,835,026
NVIDIA Corp. (a)	152,835	1,996,025
		4,831,051

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Schedule of Investments - continued
November 30, 2009

Common Stocks - 93.75% - continued	Shares	Value

Services - Business Services - 2.14%
WebMD Health Corp. (a)	80,688	$ 2,928,974

Services - Commercial Physical & Biological Research - 0.89%
Senomyx, Inc. (a)	370,000	1,213,600

Services - Computer Integrated Systems Design - 1.51%
Cerner Corp. (a)	27,422	2,064,602

Services - Computer Programming, Data Processing, Etc. - 0.40%
IHS, Inc. - Class A (a)	10,845	545,287

Services - Computer Programming Services - 4.33%
Cognizant Technology Solutions Corp. - Class A (a)	76,622	3,366,004
Infosys Technologies Ltd. (b)	49,948	2,545,850
		5,911,854

Services - Facilities Support Management Services - 1.55%
Corrections Corporation of America (a)	84,964	2,123,250

Services - Help Supply Services - 2.20%
Monster Worldwide, Inc. (a)	205,590	3,003,670

Services - Management Consulting Services - 1.06%
Hewitt Associates, Inc. - Class A (a)	35,896	1,442,301

Services - Miscellaneous Amusement & Recreation - 1.25%
Penn National Gaming, Inc. (a)	47,013	1,259,478
Pinnacle Entertainment, Inc. (a)	42,500	449,225
		1,708,703

Services - Miscellaneous Business Services - 1.64%
Tyco International Ltd.	62,356	2,236,710

Services - Motion Picture & Video Tape Production - 1.75%
Discovery Communications, Inc. - Class A (a)	75,004	2,396,378

Services - Prepackaged Software - 1.21%
Microsoft Corp.	56,009	1,647,225

Steel Pipe & Tubes - 1.07%
Allegheny Technologies, Inc.	43,028	1,464,243

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.17%
Church & Dwight Co., Inc.	27,025	1,595,556

Surgical & Medical Instruments & Apparatus - 1.20%
Baxter International, Inc.	30,000	1,636,500

Telephone & Telegraph Apparatus - 0.00%
Nortel Networks Corp. (a)	151	6

Tires and Inner Tubes - 1.50%
Goodyear Tire & Rubber Co. / The (a)	149,920	2,055,403

TOTAL COMMON STOCKS (Cost $110,744,427)		128,089,543

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Schedule of Investments - continued
November 30, 2009

Exchange-Traded Funds - 3.00%	Shares	Value

iShares COMEX Gold Trust (a)	17,926	$ 2,074,755
Market Vectors Gold Miners ETF (a)	39,728	2,030,375

TOTAL EXCHANGE-TRADED FUNDS (Cost $3,492,936)		4,105,130

Limited Partnerships - 1.81%

Blackstone Group L.P./The	178,530	2,470,855

LIMITED PARTNERSHIPS (Cost $2,601,628)		2,470,855

Real Estate Investment Trusts - 1.03%

Digital Realty Trust, Inc.	28,754	1,399,170

REAL ESTATE INVESTMENT TRUSTS (Cost $1,331,339)		1,399,170

Money Market Securities - 0.37%
Huntington Money Market Fund - Trust Shares, 0.01% (c)	507,029	507,029

TOTAL MONEY MARKET SECURITIES (Cost $507,029)		507,029

TOTAL INVESTMENTS (Cost $118,677,359) - 99.96%		$ 136,571,727

Other assets less liabilities - 0.04%		61,028

TOTAL NET ASSETS - 100.00%		$ 136,632,755

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2009.

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Statement of Assets and Liabilities
November 30, 2009

Assets
Investments in securities, at value (cost $118,677,359)	$ 136,571,727
Receivable for investments sold	5,510,755
Receivable for fund shares sold	189,311
Dividends receivable	241,577
Tax reclaim receivable	1,226
Interest receivable	25
Total assets	142,514,621

Liabilities
Payable for investments purchased	5,690,660
Payable to Adviser (a)	111,994
Payable for fund shares redeemed	26,490
Accrued 12b-1 fees	50,230
Payable to trustees	2,492
Total liabilities	5,881,866

Net Assets	$ 136,632,755

Net Assets consist of:
Paid in capital	$ 130,503,420
Accumulated undistributed net investment income	309,393
Accumulated net realized gain (loss) from investment transactions	(12,074,426)
Net unrealized appreciation (depreciation) on investments	17,894,368

Net Assets	$ 136,632,755

Shares outstanding (unlimited number of shares authorized)	9,453,798

Net Asset Value
Offering and redemption price per share	$ 14.45

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Statement of Operations
For the fiscal year ended November 30, 2009

Investment Income
Dividend income (net of foreign witholding tax of $18,419)	$ 2,159,174
Interest income	2,613
Total Investment Income	2,161,787

Expenses
Investment Adviser fee (a)	1,016,855
12b-1 expense	254,214
Trustee expenses	8,384
Total Expenses	1,279,453

Net Investment Income	882,334

Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investment securities	(9,494,271)
Change in unrealized appreciation (depreciation) on investment securities	25,428,918
Net realized and unrealized gain (loss) on investment securities	15,934,647

Net increase (decrease) in net assets resulting from operations	$ 16,816,981

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (decrease) in net assets from:	November 30, 2009	November 30, 2008
Operations
Net investment income	$ 882,334	$ 239,898
Net realized gain (loss) on investment securities	(9,494,271)	(2,547,863)
Change in unrealized appreciation (depreciation) on investment securities	25,428,918	(10,893,092)
Net increase (decrease) in net assets resulting from operations	16,816,981	(13,201,057)

Distributions
From net investment income	(780,362)	-
From net realized gain	-	(1,803,546)
Total distributions	(780,362)	(1,803,546)

Capital Share Transactions
Proceeds from Fund shares sold	108,638,718	51,892,955
Reinvestment of distributions	771,320	1,796,383
Amount paid for Fund shares redeemed	(43,650,696)	(11,010,793)
Net increase in net assets resulting
from capital share transactions	65,759,342	42,678,545

Total Increase (decrease) in Net Assets	81,795,961	27,673,942

Net Assets
Beginning of year	54,836,794	27,162,852

End of year	$ 136,632,755	$ 54,836,794

Accumulated undistributed net investment
income included in net assets at end of period	$ 309,393	$ 207,422

Capital Share Transactions
Shares sold	8,550,938	3,358,821
Shares issued in reinvestment of distributions	61,804	98,625
Shares redeemed	(3,337,650)	(717,944)

Net increase (decrease) from capital share transactions	5,275,092	2,739,502

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund
Financial Highlights
(For a share outstanding during the period)

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	November 30,		November 30,		November 30,	November 30,	November 30,
	2009		2008		2007	2006	2005

Selected Per Share Data
Net asset value, beginning of year	$ 13.12		$ 18.87		$ 15.94	$ 15.07	$ 14.18

Income from investment operations
Net investment income (loss)	0.11	(a)	0.10	(a)	0.01	0.04	0.02
Net realized and unrealized gain (loss)	1.38		(4.77)		3.26	1.67	1.92
Total from investment operations	1.49		(4.67)		3.27	1.71	1.94

Less Distributions to shareholders:
From net investment income	(0.16)		-		(0.04)	(0.02)	-
From net realized gain	-		(1.08)		(0.30)	(0.82)	(1.05)
Total distributions	(0.16)		(1.08)		(0.34)	(0.84)	(1.05)

Net asset value, end of year	$ 14.45		$ 13.12		$ 18.87	$ 15.94	$ 15.07

Total Return (b)	11.52%		-26.33%		20.90%	11.82%	14.47%

Net assets, end of year (000)	$ 136,633		$ 54,837		$ 27,163	$ 13,788	$ 6,415
Ratio of expenses to average net assets	1.26%		1.26%		1.27%	1.28%	1.10%
Ratio of net investment income (loss) to
average net assets	0.87%		0.63%		0.05%	0.36%	0.21%
Portfolio turnover rate	120.62%		109.79%		146.35%	102.70%	85.58%

(a) Per share net investment income has been calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these financial statements.

Roosevelt Multi-Cap Fund

Notes to the Financial Statements

November 30, 2009

NOTE 1. ORGANIZATION

The Roosevelt Multi-Cap Fund (the “Fund”), was organized as a diversified series of Unified Series Trust (the “Trust”) to acquire all the assets of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization, effective September 23, 2005. The Predecessor Fund commenced operations on December 21, 2001. The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The objective of the Fund is long-term capital appreciation. The investment adviser to the Fund is The Roosevelt Investment Group (“Roosevelt” or the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2005.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended November 30, 2009, there were no such reclassifications.

Subsequent events - In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through January 29, 2010, the date the financial statements were issued and determined there were no material subsequent events, except as otherwise disclosed in the notes.

Roosevelt Multi-Cap Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchanged-traded funds, limited partnerships, and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service or Adviser with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, restricted corporate bonds, asset-backed securities, certificates of deposit, reverse convertible notes, U.S. government securities and U.S. government agency securities, and foreign bonds denominated in US dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal

Roosevelt Multi-Cap Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2009:

		Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 108,141,775	$ 2,323,000	$ -	$110,464,775

American Depository Reciepts	17,624,768	-	-	17,624,768
Exchange-Traded Funds	4,105,130	-	-	4,105,130

Limited Partnerships	2,470,855	-	-	2,470,855

Real Estate Investment Trusts	1,399,170	-	-	1,399,170

Money Market Securities	507,029	-	-	507,029

Total	$ 134,248,727	$ 2,323,000	$ -	$136,571,727
*Refer to the Schedule of Investments for industry classifications.

Roosevelt Multi-Cap Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a "universal fee."  The Agreement states that the Fund, not the Adviser, is obligated to pay the following expenses:  brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), Rule 12b-1 fees and expenses of the non-interested trustees and such extraordinary or non-recurring expenses as may arise, including litigation and the indemnification of the Trust’s Trustees and Officers.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended November 30, 2009, the Adviser earned $1,016,855 from the Fund for its advisory services. At November 30, 2009, the Fund owed the Adviser $111,994 for these services

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administration, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Adviser pays all administrative, transfer agency and fund accounting fees on behalf of the Fund per the Agreement. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund during the fiscal year ended November 30, 2009. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Adviser a fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Adviser may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the fiscal year ended November 30, 2009, the Fund accrued 12b-1 fees of $254,214, of which $50,230 was unpaid at November 30, 2009.

Roosevelt Multi-Cap Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 5. INVESTMENTS

For the fiscal year ended November 30, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

At November 30, 2009, the net unrealized appreciation of investments for tax purposes was as follows:

At November 30, 2009, the aggregate cost of securities for federal income tax purposes was $119,040,418.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At November 30, 2009, no single person or entity owned more than 25% of the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 23, 2008, an ordinary income distribution of $0.1568 per share was declared and paid to shareholders of record on December 22, 2008. On December 28, 2009, an ordinary income distribution of $0.0375 per share was declared and paid to shareholders of record on December 24, 2009.

The tax character of distributions paid during the fiscal years ended November 30, 2009 and 2008 is as follows:

Roosevelt Multi-Cap Fund

Notes to the Financial Statements - continued

November 30, 2009

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS – continued

At November 30, 2009, the components of distributable earnings on a tax basis were as follows:

At November 30, 2009, the difference between book basis and tax-basis unrealized depreciation was attributable primarily to the tax deferral of losses on wash sales and post-October losses in the amount of $183,028 and $180,031, respectively.

NOTE 9. CAPITAL LOSS CARRYFORWARD

At November 30, 2009, the Roosevelt Multi-Cap Fund has available for federal tax purposes an unused capital loss carryforwards of $11,711,367, which are available for offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Roosevelt Multi-Cap Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Roosevelt Multi-Cap Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Roosevelt Multi-Cap Fund, as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 29, 2010

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher(Age - 43) President, November 2009 to present

Senior Vice President of Unified Fund Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Unified Fund Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present

Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Treasurer and Principal Financial Officer of the Valued Advisers Trust since December 2009; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 34) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of November 30, 2009.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 322-0576 to request a copy of the SAI or to make shareholder inquiries.

RENEWAL OF MANAGEMENT AGREEMENT (Unaudited)

The approval of the continuation of the Management Agreement (the “Agreement”) with The Roosevelt Group (“Roosevelt”) or the “Adviser” was considered by the Board and approved by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the Independent Trustees and each an “Independent Trustee”) at an in-person meeting held on August 9-10, 2009. The Chairman of the Board noted that on July 27, 2009, the Adviser Contract Renewal Committee of the Board (the “Committee”) convened via teleconference to consider whether to recommend that the full Board renew the Agreement between the Trust and Roosevelt on behalf of the Fund. He stated that all of the Trustees were present at the meeting.

The Chairman noted as a preliminary matter that no changes were being proposed to the Agreement. The Chairman also noted and acknowledged that the materials specifically provided to the Committee included the following information: (i) executed copies of the Fund’s Agreement, (ii) a letter sent by Administrator on behalf of the Board of Trustees to Roosevelt requesting information the Trustees likely would consider in renewing the management agreement as required under Section 15(c) of the Investment Company Act of 1940; and Roosevelt’s response to such letter, containing among other information, a description of Roosevelt’s services to the Fund, its profitability from managing the Fund and any changes in personnel providing services to the Fund and ideas for future growth for the Fund, (iii) a certification from Roosevelt that it had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund, (iv) Roosevelt’s Form ADV Parts I and II and accompanying schedules, (v) Roosevelt’s balance sheet and income statement for the period ending June 30, 2009, (vi) reports provided by the Administrator regarding the Fund’s performance for the year to date, three month, and one-, three- and five- year periods ending June 30, 2009 and comparisons of the same to the Fund’s benchmark and peer group for the same periods, and (vii) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses to the Fund’s peer group as determined by the Administrator. After discussing the materials, the Committee contacted the Adviser’s executives.

During the in-person Board meeting, the Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees of the Trust, and their own business judgment, to be relevant. They noted that this included information regarding compliance matters that had been provided to the Board throughout the year at regular meetings of the Board. As a result, the Committee summarized its review as follows:

(i)        The Nature, Extent and Quality of Services – The Committee noted that Roosevelt manages approximately $3 billion in assets, of which the Fund represented approximately $111 million in assets, as of June 30, 2009. The Committee reviewed the responses from Roosevelt as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desired growth in the levels of Fund assets, and whether the resources are sufficient to sustain good performance, compliance and other needs. The Committee determined that Roosevelt’s resources appear adequate, and specifically noted that Roosevelt provides the Fund’s portfolio manager, who appears to have adequate experience to manage the Fund. The Committee further noted that the adviser also provides the support of seven other investment professionals, two traders and its compliance officer.

The Committee noted that various compliance reports had been provided by Roosevelt and the Trust’s Chief Compliance Officer to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year. The Chief Compliance Officer reported that Roosevelt had submitted a revised Code of Ethics and proxy voting policy for approval by the Board of Trustees, copies of which had been provided to the Committee in advance for their review. The Committee also noted that Chief Compliance Officer had reviewed Roosevelt’s compliance policies and procedures and had determined that they appeared reasonably designed to prevent violation of federal securities laws. The Committee noted that Roosevelt has recently hired two experienced portfolio managers, but was not otherwise proposing any changes to the level of services provided to the Fund.

(ii)       Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by Roosevelt and the Administrator with respect to such performance. The Committee noted that the Fund had outperformed its peer group and benchmarks, the Russell 3000 and the S&P 500, for the three- and five-year periods ended June 30, 2009, but had underperformed its peer group and benchmarks for the year to date, three month and one year periods. The Committee sought and received assurances from Roosevelt that trades were being allocated fairly among the Fund, its wrap accounts and privately managed accounts which share a similar strategy to the Fund. Roosevelt explained that a small differential between the performance of the Fund and the performance of privately managed accounts was due to the Fund’s relatively larger small cap component that did not perform well in the economic downturn. The Trustees noted that Roosevelt reported taking a protective position in 2008 for risk management purposes and that the Fund was now more fully invested and positioned for a recovery.

(iii)      Fee Rates and Profitability – The Committee noted that Roosevelt’s 1.00% management fee was higher than its peer group average and that the Fund’s expense ratio is higher to the expense ratio of the Fund’s peer group average. The Committee noted that certain separately-managed accounts and subadvisory wrap accounts paid a lower advisory fee than the Fund. The Committee questioned the Adviser, who explained that that Adviser’s responsibilities with respect to the Funds were more extensive than those with respect to subadvisory or managed account relationships. He stated that the wrap accounts were less labor-intensive than the Fund as such accounts did not require client or compliance reporting and used a model portfolio.

The Committee reviewed the balance sheet and income statement of the adviser for the six month period ending June 30, 2009 and noted that the Fund’s assets did not constitute a significant portion of Roosevelt’s total assets under management. The Committee noted that 12b-1 fees were accounted for as income. The Committee considered Roosevelt’s report that it was realizing a profit as a result of managing the Fund, and determined that the profitability margin was acceptable.

Finally, the Committee noted that Roosevelt had reported that it had entered into soft dollar arrangements. The Committee considered the adviser’s report that average commission rates of the Fund’s and adviser’s private client transactions were the same and that the percentage of commissions paid to brokers with whom the adviser has a soft dollar arrangement was lower for the Fund than other advisory clients.

(iv) Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees. Roosevelt reported that it planned to improve economies of scale by expanding distribution channels, increasing its sales force, improving efficiency through the use of technology, and improving performance by growing the investment team. The Committee noted that it did not appear Roosevelt had begun to realize any significant economies of scale from managing the Fund.

After reviewing all of the materials summarized above and such other information as it deemed necessary to evaluate the terms of the Agreement for the Fund, the Committee recommended that the Board approve the Agreement between the Trust, on behalf of the Fund, and Roosevelt.

Based on the Committee’s recommendation, the Board, including a majority of trustees who are not “interested” persons of the Trust or Roosevelt, within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), unanimously determined that the Agreement was fair and in the best interests of the Fund and its shareholders; and the Trustees of the Trust (including the Independent Trustees) unanimously approved continuation of the Agreement, for an additional year.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by: (1) calling the Fund at (877) 322-0576 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Kenneth G.Y. Grant

Nancy V. Kelly

OFFICERS

Melissa K. Gallagher, President

John Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer and Chief Financial Officer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

Tara Pierson, Assistant Secretary

William J. Murphy, Assistant Treasurer

INVESTMENT ADVISOR

The Roosevelt Investment Group, Inc.

317 Madison Avernue, Suite 1004

New York, NY 10017

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Symons Institutional Funds

Annual Report

November 30, 2009

Fund Adviser:

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

Toll Free (877) 679-6667

www.scm-funds.com

Symons Institutional Funds

We want to thank all of our shareholders for their support and loyalty over the past year. Symons Capital Management constantly strives both to produce superior long-term returns and to provide excellent service and accessibility.

The Symons Value (SAVIX), Symons Capital Appreciation (SAGIX), and Symons Small Cap (SSMIX) Funds all had excellent performance for the fiscal year ended November 30, 2009. The Symons Value Institutional Fund one-year return was 26.14% versus the Russell 3000 Value Index return of 19.23%. The Symons Capital Appreciation Institutional Fund one-year return was 61.11% versus the Russell 3000 Growth Index return of 35.13%. And the Symons Small Cap Institutional Fund one-year return was 49.15% versus the Russell 2000 Index return of 24.53%.

Since the inception of Symons Value on December 22, 2006 through November 30, 2009, the Fund has an annualized return of 0.96% versus the Russell 3000 Value Index return of -9.58%. Since the inception of Symons Capital Appreciation on December 22, 2006 through November 30, 2009, the Fund has an annualized return of -9.93% versus the Russell 3000 Growth Index return of -3.09%. And since the inception of Symons Small Cap on May 6, 2008 through November 30, 2009, the Fund has an annualized return of -10.82% versus the Russell 2000 Index return of -11.88%.

The commentary below provides additional insight into our investment research and portfolio management thought process.

THE BIG PICTURE

The dramatic surge in the pricing of risky assets (such as large bank common stocks, securitized mortgages and other toxic debt) in the last eight months doesn't tell us much about the future performance of risky assets. Government intervention in the banking system and in the general economy may have given us a temporary reprieve from determining where risky asset losses will fall, but we haven't done anything with the reprieve. And so the fundamental risky asset problems that precipitated the financial and economic downturn still sit on the books of the Federal Reserve and the too-big-to-fail financial institutions.

No one is smart enough to foresee the ultimate impact and resolution of the risky asset problems. Nevertheless, we can start by considering the identifiable risk factors and making stock portfolio investment decisions based on our current knowledge and assessment of risks, rather than on any predetermined view of the future. Our current assessment of risks is to favor caution. Large bank stocks certainly have performed well since March for the purpose of short-term speculation, but we are disinclined to expose long-term portfolios to such short-term, uncertain investments and prefer to look for stocks that provide a better possibility of sustainable long-term returns. We are able to identify some worthy investment opportunities, as discussed below in more detail.

THE ECOMONY AND INVESTMENT MARKETS

Let's look at the three major economic players in the current investment markets - government, consumers and business. Government has been the clear principal support of both the debt and equity markets, with massive spending in multiple forms - stimulus money, cash for clunkers, bank bailouts, money for new home buyers, etc. Federal money is the foundation of any talk about economic stabilization or improvement, but such programs can't last forever because they are the government equivalent of spending $200,000 on a $100,000 salary - it can work for a while, but ultimately there has to be an exit strategy. For the past 25 or more years we generally have countered economic declines by drawing future demand forward to the present with ever lower interest rates, thus stimulating recovery. This time, rates can't go any lower and borrowers can't realistically pay off yet more debt, so this time we have drawn demand forward with programs like cash for clunkers.

Consumers had been feeling well-off since the early 1990s, initially from equity gains and then from housing gains. These have been two major pillars of consumer spending and now both have faltered. Consumers no longer feel rich and they face a range of problems that suggest they are not going to be an engine of significant economic growth any time soon - consider employment uncertainty and actual unemployment, shrinking credit availability, and underwater mortgages.

As for business, at the start of 2009, Wall Street investment analysts estimated that companies would come roaring back with strong revenue and profit growth. Now analysts have dropped their estimates and for good reason. Consumers aren't buying and so top-line revenues are actually down at many companies, particularly in the area of discretionary spending, such as restaurants, furniture and automobiles. If companies can't sell their products without government subsidies, it is hard to get overly optimistic about sustainable growth of future earnings. There is a limit to how much corporate cost cutting can expand earnings, which is usually driven by top-line revenue growth.

The recent drivers of the market surge are both the actions of the Fed in expanding the money supply (a portion of stimulus always goes into financial speculation) and the weakening dollar (which makes U.S. equity assets look cheaper to foreign investors, while also making current savings and earnings worth less because they can buy less). Neither is a generator of sustainable economic growth. The government says that stimulus will be ending, and the dollar is starting to show signs of reaching a level of solid support. What happens now? As usual, it is not clear. Basically, we still see a limited market in which our job is to find individual stocks with better than average future business opportunities.

EQUITY STRATEGIES AND PORTFOLIO MANAGEMENT

A current fear of many equity managers is that 2009 could be another 2003, where the stock market unexpectedly took off (rather than being another 2007, where the market unexpectedly dived). In 2003 a lot of equity managers, including SCM, saw a grim economy ahead, and didn't think that lower interest rates could save the ship. That view, while ultimately right, was wrong for four years. Could 2009 be a repeat of 2003? Can the government again stimulate the market into another multiyear rally?

We don't think so. Ultimately, the economy is larger than the government, and the need to shrink the range of bad debts in the economy has not gone away. Ultimately, our government activity is limited by the productivity of the private economy. The government can only get money by taxing the private economy, by borrowing money that the private economy ultimately has to repay, or by printing money, which also is ultimately limited by the ability of the private economy to absorb through growth. So, none of the government actions of taxation, borrowing or printing creates any lasting overall benefit. These government actions and related programs can only limit the pain of unemployment and other problems for an interim period. The private economy has to recover for there to be a sustainable basis for government largess. The government says that it plans to step away from stimulus, but the timing is still unclear. As a result, we expect the market to limp along until some form of stable plan allows the private economy to start to grow again.

So, what does the current environment do to our investing? It's hard to talk in absolutes, because almost any stock ultimately can have an attractive price, but generally we are wary of anything dependent on domestic consumer spending, such as retail banking and non-essential consumer discretionary. The prospect of higher interest rates makes it harder to get excited about companies that are dependent on debt. That said, stimulus spending likely will have a positive, temporary effect for the next year or more, so it's hard to get overly defensive. We still like many food and health care stocks, and we also like many infrastructure stocks, cheaper commodity companies and, for the right price, perhaps more commercially-oriented financial institutions. If we get another downturn, we hope it will create more clear value investments, which we are in a position to take advantage of with our comfortable cash positions.

We have been using the recent rally over the last few months to replace relatively risky stocks that have run up significantly with safer stocks that have more reasonable current valuations. With all of the economic cross currents, each decision is tough. In our opinion, the only time stock decisions are "easy" is when they look "stupid" to the media talking heads with their popular short-term "knowledge." Earlier this year, our buying into the January-March decline was tough, but smart. Right now, our holding some cash while the market just keeps going up is tough to do, but we think it makes sense. Our cautious position in holding cash may or may not be "right" over the next month or quarter, but we don't think we will have to wait very long to be right on this considered judgment of continued caution. We see a continuing slow growth, capital constrained economy, in which we will continue to look for interesting and attractively valued stocks. To us, being cautious at this point is a fairly comfortable stance.

PORTFOLIO HOLDINGS

Buying stocks for the long-term requires fortitude, particularly in down markets. There is no such thing as "can't lose" in the stock market. We look for stocks that we believe are excellent bargains, while recognizing that short-term movements in a company's stock price can be confounding. It is not uncommon for us to purchase a stock that subsequently declines for a time. We have seen many of our holdings rebound to above our purchase price, but initially the original purchase can appear to be less than brilliant. The result is that we often have to demonstrate fortitude if the market for a stock doesn't immediately go our way.

The trailing twelve months performance of our three equity mutual fund strategies have diverged, principally because we have remained consistent with their divergent focuses. We have done what we said we would do. In the Symons Value Fund, we concentrated on capital appreciation with a cautious focus. Our cautious stance of investing in Consumer Staples and avoiding financial companies served our clients well.

Looking forward, in the Symons Value Fund, the long-term plan (as always) is first to be safe and second to make money. This means that we have a long-term view of what opportunities are consistent with the strategy's cautious capital appreciation focus. Right now we believe we have a conservative portfolio. Even as the recent panic begins to abate, we likely will continue to hold cash in the Symons Value Fund until it becomes rather clear that the credit crisis has abated for the long-term. In the Symons Capital Appreciation Fund, as the current credit crisis begins to abate, it is likely that we will take earlier advantage of investment opportunities that emerge. We expect to be looking for companies that are both conservative and have growth potential, where we will again be paid to take risk at lower prices. The Symons Small Cap Fund will continue to seek to purchase stocks that have both Value and Capital Appreciation characteristics.

More specifically, we want to highlight a few examples of our portfolio investments. In Value, we sold the majority (but not all) of Hospitality Properties (HPT) at a profit. HPT is a good example of our continuing risk/reward analysis. While hotels have done a bit better than we would have expected, they are still doing poorly, and there is no solid sign of a rebound. Revenue per available room (REVPAR) is down about 20% in the industry. Slow business has made many hotels look like their purchase price was excessive, book values have to be questioned, and there is real risk in terms of commercial properties generally being able to roll over their debt as it matures. One example of slow business is that HPT has stopped paying a cash dividend, as they move to conserve cash. HPT owns property operated by Travel Centers of America (TA). While the recent upturn has made people more optimistic about TA, it is still not turning a profit. In summary, while HPT's shares trade close to their 52-week high, we believe there are many reasons to be cautious about the stock.

Next in Value, we sold Kinder Morgan (KMR) for a nice profit. KMR certainly is a well-run company, but we are concerned they may be facing a difficult situation. First, like all businesses leveraged with debt, access to capital is a concern. Similar, smaller master limited partnerships like Constellation Energy Partners (CEP) have already had to cut back for survival (though in that case, the weak natural gas market had a significant impact). While KMR has survived, it still has enormous demands for capital that could impact it down the road. Additionally, the business of transporting fuel appears troubled. Storage facilities are near capacity and demand is not high. Revenues and earnings have declined. While forward-looking estimates predict a full rebound in 2010, there is little hard evidence to support that judgment.

In Capital Appreciation, we sold Intuitive Surgical (ISRG) for a significant gain. While it is still a good company, its share price almost tripled. With a trailing P/E of 50 and a forward P/E of 40, it takes overly aggressive future growth assumptions in the range of 30% annually for several years to justify continuing to hold it. We also sold Dr. Pepper Snapple (DPS) for a gain. This stock is a good example of having patience for a few years with a fundamentally sound business, as DPS appeared to have gotten a boost from the recent battle over ownership of the Pepsi Bottling Group. We found a good time to exit DPS on the industry optimism about what is a stable, but fairly narrow margin, business. A more recent purchase in Capital Appreciation was Monsanto (MON). It is a good example of focusing on high quality companies, where we believe the downside risk is relatively muted. Softness in their herbicide business, along with some restructuring charges, recently hit earnings. But while the herbicide business will likely continue to be pressured by competition, their larger, internationally dominant agricultural seeds business remains strong and should be able to support good, sustainable earnings going forward.

In Small Cap, we bought Hawaiian Electric (HE). HE is a truly unusual blend of utility and bank. Both parts of HE have seen some decline in business, but both appear to be able to easily weather the reductions. The bank appears to generate average performance while having the long-term advantage of an unusually large share of the Hawaiian banking market. HE's current dividend payout is a bit high as a percentage of income, but overall income should improve in the coming years. Also in Small Cap, we sold Manitowoc (MTW) at a loss. The company needs cash flow to pay down debt, which requires its margins to rebound strongly. That has not happened during the recent weak economy. Because we do not see a strong economic turnaround, we decided to sell at what we viewed as an optimistic price. Finally in Small Cap, we purchased Colony Financial (CLNY). It has good management, being lead by Tom Barrack, Jr., who is one of the top investors in distressed real estate debt. CLNY is sitting on a lot of cash and is moving slowly to invest in the current mountain of distressed debt, which suits our cautious approach to investing just fine.

Overall, coming out of the October-November quarterly earnings season, it seems that the flood of money provided by the federal government has provided strong, but perhaps temporary, support for the prices of the largest stocks, simply because of the market's belief in their liquidity, thus providing the hope for a quick exit if circumstances change. It also provided us with the opportunity to sell some optimistically valued stocks. Small Cap stocks tend not to have such temporary sponsorship, and so this has allowed us to find a few more decent long-term bargains.

CONCLUSION

We spend a lot of time trying to understand how the future may pan out. The stock market has surged over the past six months, principally due to a range of federal asset support programs. These programs are never sustaining because ultimately they can't be. The current market is reminiscent of 2007, where it was hard to talk about risk when the market just wouldn't go down. But that is also when it is most important to be vigilant about risk. Basically, we are trying to reduce risk in the portfolios we manage, which means we are seeking to hold stocks that are high quality or that we are comfortable holding for a long time, while being willing to sell other stocks into any further surge.

Our approach can bother those with a short-term focus on the upside of the current surge. While there tends to be a lot of focus on the short term, we tend to set our sights on periods of one year or longer, really focusing on our five and ten year returns. The best way to get those returns is by consistently doing a thoughtful job of analyzing risk and reward, both top down and bottom up, and not doing anything too crazy, such as chasing returns for the next quarter. At this point, it is our judgment that it's just not worth the risk to participate heavily in the current rally. Right now, we believe that boring is better. In the past when we have neared the end of periods of stress, Symons Capital Management has a tendency to gradually sell some of its lower risk stocks and gradually add stocks that have been heavily punished in the downturn, but have sustainable businesses. We never expect to be immediately right with any evolution of holdings, but we think this process helps to set us up for potential gains down the road. Buying what is cheap and selling what is dear may not work all of the time, and it does take some fortitude, but over the years the evolution of our stock holdings as circumstances change has served us well.

Yours sincerely,

Colin E. Symons, CFA	Michael P. Czajka
Chief Investment Officer	President & CEO

Investment Results- (unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-679-6667.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell 3000 Growth Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 22, 2006 (commencement of Fund operations) and held through November 30, 2009. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 3000 Growth Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted.

For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Investment Results – (unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-679-6667.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell 3000 Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 22, 2006 (commencement of Fund operations) and held through November 30, 2009. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 3000 Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted.

For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Investment Results – (unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-679-6667.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell 2000 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on May 6, 2008 (commencement of Fund operations) and held through November 30, 2009. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 2000 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted.

For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS- (Unaudited)

1As a percent of net assets.

The Capital Appreciation Fund seeks to achieve its objective by investing in a diversified portfolio of companies with market capitalizations at the time of purchase above $800 million that are trading at attractive prices, and that appear to have strong potential for capital appreciation over the long-term.

1As a percent of net assets.

The Value Fund seeks to achieve its objective by investing in a diversified portfolio of companies with market capitalizations at the time of purchase above $800 million that are trading at attractive prices, and that appear to have limited downside price risk over the long-term.

1As a percent of net assets. The Small Cap Fund seeks to achieve its objective by investing in a diversified portfolio of small capitalization companies (those with market capitalizations less than $2 billon). The Small Cap Fund will purchase small cap stocks trading on U.S. exchanges at what the Adviser believes are attractive prices, and that appear to have strong potential for capital appreciation over the long-term.

Availability of Portfolio Schedule – (Unaudited)

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period (June 1, 2009) and held for the entire period (through November 30, 2009).

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not any of the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Symons Capital Appreciation Institutional Fund	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period* June 1, 2009 – November 30, 2009
Actual	$1,000.00	$1,206.32	$8.08
Hypothetical **	$1,000.00	$1,017.75	$7.38

*Expenses are equal to the Fund’s annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Symons Value Institutional Fund	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period* June 1, 2009 – November 30, 2009
Actual	$1,000.00	$1,100.00	$7.69
Hypothetical **	$1,000.00	$1,017.75	$7.38

*Expenses are equal to the Fund’s annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Symons Small Cap Institutional Fund	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During the Period* June 1, 2009 - November 30, 2009
Actual	$1,000.00	$1,238.02	$8.75
Hypothetical **	$1,000.00	$1,017.25	$7.89

*Expenses are equal to the Fund’s annualized expense ratio of 1.56%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Symons Institutional Funds
Symons Capital Appreciation Institutional Fund
Schedule of Investments
November 30, 2009

Common Stocks - 79.79%	Shares	Value

Agriculture Chemicals - 2.42%
Monsanto Co.	2,900	$ 234,175

Beverages - 6.05%
Constellation Brands, Inc. - Class A (a)	23,200	396,952
PepsiCo, Inc.	3,010	187,282
		584,234

Bottled & Canned Soft Drinks & Carbonated Waters - 4.17%
Cadbury PLC (b)	7,550	402,944

Crude Petroleum & Natural Gas - 2.10%
Talisman Energy, Inc.	11,630	203,060

Drilling Oil & Gas Wells - 2.18%
Patterson-UTI Energy, Inc.	13,700	210,843

Electric & Other Services Combined - 2.95%
Consolidated Edison, Inc.	6,650	285,351

Electronic & Other Electrical Equipment (No Computer Equipment) - 0.90%
General Electric Co.	5,430	86,989

Farm Machinery & Equipment - 0.99%
Lindsay Corp.	2,720	95,445

Food & Kindred Products - 4.70%
ConAgra Foods, Inc.	11,440	253,854
Flowers Foods, Inc.	8,740	200,059
		453,913

Gold & Silver Ores - 2.49%
Harmony Gold Mining Co., Ltd. (b)	21,640	240,204

Grain Mill Products - 2.88%
Kellogg Co.	5,290	278,148

Measuring & Controlling Devices - 3.44%
Rockwell Automation, Inc.	7,640	332,264

Miscellaneous Furniture & Fixtures - 3.22%
Kinetic Concepts, Inc. (a)	9,230	311,143

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 3.52%
Zimmer Holdings, Inc. (a)	5,750	340,227

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Capital Appreciation Institutional Fund
Schedule of Investments - continued
November 30, 2009

Common Stocks - 79.79% - continued	Shares	Value

Perfumes, Cosmetics & Other Toilet Preparations - 3.41%
Bare Escentuals, Inc. (a)	25,790	$ 329,854

Petroleum Refining - 2.35%
Tesoro Corp.	17,740	226,717

Pharmaceutical Preparations - 8.72%
Abbott Laboratories	6,290	342,742
Pfizer, Inc.	27,500	499,675
		842,417

Plastic Material, Synthetic Resin/Rubber, Cellulos (No Glass) - 2.36%
E. I. du Pont de Nemours & Co.	6,590	227,882

Retail - Catalog & Mail-Order Houses - 1.07%
NutriSystem, Inc.	4,200	103,740

Retail - Computer & Computer Software Stores - 2.40%
GameStop Corp. - Class A (a)	9,500	231,895

Retail - Grocery Stores - 1.82%
Whole Foods Market, Inc. (a)	6,850	175,702

Retail - Variety Stores - 3.16%
BJ's Wholesale Club, Inc. (a)	8,800	305,448

Semiconductors & Related Devices - 2.64%
Texas Instruments, Inc.	10,100	255,429

Services - Business Services - 3.70%
eBay, Inc. (a)	14,630	357,996

Services - Prepackaged Software - 2.36%
Adobe Systems, Inc. (a)	6,500	228,020

Surgical & Medical Instruments & Apparatus - 3.79%
Baxter International, Inc.	3,780	206,199
Boston Scientific Corp. (a)	19,140	160,202
		366,401

TOTAL COMMON STOCKS (Cost $8,287,862)		7,710,441

Real Estate Investment Trusts - 2.44%

Senior Housing Properties Trust	11,350	235,740

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $232,132)		235,740

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Capital Appreciation Institutional Fund
Schedule of Investments - continued
November 30, 2009

Money Market Securities - 18.86%	Shares	Value

Fidelity Institutional Money Market Portfolio - Institutional Shares, 0.31% (c)	1,822,747	$ 1,822,747

TOTAL MONEY MARKET SECURITIES (Cost $1,822,747)		1,822,747

	Outstanding
Put Options Purchased - 0.11%	Contracts

SPDR S&P 500 ETF, 12/19/09, Strike $106	100	10,500

TOTAL PUT OPTIONS PURCHASED (Cost $34,680)		10,500

TOTAL INVESTMENTS (Cost $10,377,421) - 101.20%		$ 9,779,428

Liabilities in excess of other assets - (1.20)%		(115,535)

TOTAL NET ASSETS - 100.00%		$ 9,663,893

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at November 30, 2009.

	Outstanding	Shares Subject
Call Options Written / Expiration Date @ Exercise Price	Contracts	to Call	Value

SPDR S&P 500 ETF, 12/19/09, Strike $106	100	10,000	$ 46,100

Total (Premiums received $35,740)		10,000	$ 46,100

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Value Institutional Fund
Schedule of Investments
November 30, 2009

Common Stocks - 77.62%	Shares	Value

Agriculture Chemicals - 2.70%
Mosaic Co./The	16,910	$ 920,750

Agriculture Production - Crops - 3.27%
Fresh Del Monte Produce, Inc. (a)	51,280	1,114,314

Biological Products, No Diagnostic Substances - 3.88%
Amgen, Inc. (a)	23,430	1,320,280

Construction Machinery & Equipment - 3.40%
Caterpillar, Inc.	19,810	1,156,706

Converted Paper & Paperboard Products (No Containers/Boxes) - 2.73%
Kimberly-Clark Corp.	14,090	929,517

Electric Services - 7.68%
Duke Energy Corp.	75,250	1,255,170
Southern Co.	42,380	1,359,974
		2,615,144

Fats & Oils - 1.70%
Bunge, Ltd.	9,350	578,765

Food & Kindred Products - 2.72%
Sara Lee Corp.	76,190	924,947

Gold & Silver Ores - 3.40%
Gold Fields, Ltd. (b)	78,260	1,156,683

Heavy Construction Other Than Building Construction - Contractors - 1.24%
KBR, Inc.	22,760	424,019

Ice Cream & Frozen Desserts - 3.01%
Dean Foods Co. (a)	64,400	1,023,960

Meat Packing Plants - 3.43%
Smithfield Foods, Inc. (a)	75,440	1,167,811

Petroleum Refining - 1.63%
Valero Energy Corp.	34,920	554,879

Pharmaceutical Preparations - 6.98%
Eli Lilly & Co.	28,249	1,037,586
GlaxoSmithKline plc (b)	32,270	1,338,237
		2,375,823

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Value Institutional Fund
Schedule of Investments - continued
November 30, 2009

Common Stocks - 77.62% - continued	Shares	Value

Radio & TV Broadcasting & Communications Equipment - 2.08%
Nokia Corp. (b)	53,350	$ 707,421

Retail - Eating Places - 2.10%
Wendy's/Arby's Group, Inc. - Class A	174,772	716,565

Retail - Variety Stores - 2.73%
Costco Wholesale Corp.	15,540	931,001

Semiconductors & Related Devices - 0.86%
MEMC Electronic Materials, Inc. (a)	24,410	293,896

Services - Miscellaneous Amusement & Recreation - 2.91%
Walt Disney Co./The	32,820	991,820

Services - Prepackaged Software - 1.88%
Electronic Arts, Inc. (a)	37,865	639,540

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 3.50%
Procter & Gamble Co./The	19,130	1,192,756

State Commercial Banks - 2.78%
Bank of Nova Scotia	20,560	948,433

Sugar & Confectionery Products - 4.26%
Hershey Co./The	41,040	1,451,585

Surgical & Medical Instruments & Apparatus - 2.58%
Stryker Corp.	17,450	879,480

Switchgear & Switchboard Apparatus - 2.44%
ABB, Ltd. (b)	45,190	829,688

Telecommunications - 1.73%
Telecom Corp. of New Zealand, Ltd. (b)	66,105	588,996

TOTAL COMMON STOCKS (Cost $23,401,409)		26,434,779

Income Trusts - 3.15%

Real Estate Investment Trusts - 1.14%
Hospitality Properties Trust (c)	20,000	388,200

Oil & Gas Income Trusts - 2.01%
Enerplus Resources Fund	29,940	685,926

TOTAL INCOME TRUSTS (Cost $811,745)		1,074,126

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Value Institutional Fund
Schedule of Investments - continued
November 30, 2009

Money Market Securities - 19.02%	Shares	Value

Fidelity Institutional Money Market Portfolio - Institutional Shares, 0.31% (d)	6,477,825	$ 6,477,825

TOTAL MONEY MARKET SECURITIES (Cost $6,477,825)		6,477,825

	Outstanding
Put Options Purchased - 0.06%	Contracts

Hospitality Properties Trust, 12/19/09, Strike $20.00	200	19,000

TOTAL PUT OPTIONS PURCHASED (Cost $28,500)		19,000

TOTAL INVESTMENTS (Cost $30,719,479) - 99.85%		$ 34,005,730

Other assets less liabilities - 0.15%		51,786

TOTAL NET ASSETS - 100.00%		$ 34,057,516

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Security is pledged as collateral for call options written.
(d) Variable rate security; the money market rate shown represents the rate at November 30, 2009.

	Outstanding	Shares Subject
Call Options Written / Expiration Date @ Exercise Price	Contracts	to Call	Value

Hospitality Properties Trust, 12/19/09 Strike $22.50	200	20,000	$ 1,000

Total (Premiums received $20,890)		20,000	$ 1,000

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Small Cap Institutional Fund
Schedule of Investments
November 30, 2009

Common Stocks - 81.35%	Shares	Value

Agriculture Chemicals - 1.08%
Scotts Miracle-Gro Co./The - Class A	700	$ 27,951

Agriculture Production - Crops - 3.38%
Chiquita Brands International, Inc. (a)	5,140	87,329

Bituminous Coal & Lignite Surface Mining - 0.90%
Evergreen Energy, Inc. (a)	5,920	1,788
Massey Energy Co.	570	21,466
		23,254

Calculating & Accounting Machines (No Electronic Computers) - 0.73%
NCR Corp. (a)	2,000	18,820

Canned Fruits, Vegetables & Preserves, Jams & Jellies - 1.45%
Del Monte Foods Co.	3,580	37,554

Chemicals & Allied Products - 1.54%
Olin Corp.	2,370	39,745

Converted Paper & Paperboard Products (No Containers/Boxes) - 0.40%
Bemis Co., Inc.	350	10,255

Deep Sea Foreign Transportation of Freight - 0.89%
Paragon Shipping, Inc. - Class A	4,790	23,136

Drilling Oil & Gas Wells - 1.70%
Patterson-UTI Energy, Inc.	1,730	26,625
Rowan Companies, Inc. (a)	700	17,283
		43,908

Electric & Other Services Combined - 1.40%
ALLETE, Inc.	1,080	36,115

Electric Services - 2.33%
Hawaiian Electric Industries, Inc.	3,030	60,176

Farm Machinery & Equipment - 1.00%
Lindsay Corp.	740	25,967

Fats & Oils - 2.02%
Darling International, Inc. (a)	7,330	52,190

Food & Kindred Products - 2.81%
Flowers Foods, Inc.	1,050	24,035
Hain Celestial Group, Inc./The (a)	2,800	48,552
		72,587

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Small Cap Institutional Fund
Schedule of Investments - continued
November 30, 2009

Common Stocks - 81.35% - continued	Shares	Value

Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 2.28%
JAKKS Pacific, Inc. (a)	4,900	$ 59,094

Gold & Silver Ores - 3.88%
Golden Star Resources, Ltd. (a)	26,020	100,437

Greeting Cards - 3.31%
American Greetings Corp. - Class A	4,140	85,698

Heavy Construction Other Than Building Construction - Contractor - 0.99%
Foster Wheeler AG (a)	860	25,662

Hospital & Medical Service Plans - 0.71%
AMERIGROUP Corp. (a)	780	18,494

Laboratory Analytical Instruments - 1.38%
Varian, Inc. (a)	700	35,833

Magnetic & Optical Recording Media - 1.22%
Imation Corp.	3,590	31,484

Metal Mining - 1.25%
Thompson Creek Metals Co., Inc. (a)	2,695	32,286

Mining, Quarrying of Nonmetallic Minerals - 1.60%
USEC, Inc. (a)	11,290	41,321

Miscellaneous Fabricated Metal Products - 2.89%
CIRCOR International, Inc.	1,060	25,588
Mueller Water Products, Inc. - Class A	9,780	49,291
		74,879

Perfumes, Cosmetics & Other Toilet Preparations - 2.34%
Elizabeth Arden, Inc. (a)	4,110	60,622

Pharmaceutical Preparations - 2.93%
Dendreon Corp. (a)	630	17,224
Perrigo Co.	1,460	58,604
		75,828

Photographic Equipment & Supplies - 0.76%
Avid Technology, Inc. (a)	1,650	19,635

Plastics, Materials, Synthetic Resins & Nonvulcan Elastomers - 2.56%
Rogers Corp. (a)	2,350	66,176

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Small Cap Institutional Fund
Schedule of Investments - continued
November 30, 2009

Common Stocks - 81.35% - continued	Shares	Value

Refuse Systems - 0.85%
American Ecology Corp.	1,360	$ 22,018

Retail - Catalog & Mail-Order Houses - 1.27%
NutriSystem, Inc.	1,330	32,851

Retail - Department Stores - 3.09%
Maidenform Brands, Inc. (a)	5,520	79,985

Retail - Drug Stores & Proprietary Stores - 1.14%
PetMed Express, Inc.	1,800	29,556

Retail - Family Clothing Stores - 1.26%
Children's Place Retail Stores, Inc. / The (a)	1,020	32,558

Retail - Miscellaneous Retail - 2.44%
EZCORP, Inc. - Class A (a)	4,280	63,216

Retail - Variety Stores - 1.09%
BJ's Wholesale Club, Inc. (a)	810	28,115

Secondary Smelting & Refining of Nonferrous Metals - 1.94%
OM Group, Inc. (a)	1,640	50,233

Services - Business Services - 3.03%
LivePerson, Inc. (a)	12,382	78,502

Services - Educational Services - 0.99%
American Public Education, Inc. (a)	800	25,624

Services - Engineering Services - 1.09%
Teledyne Technologies, Inc. (a)	840	28,157

Services - Prepackaged Software - 0.76%
Rosetta Stone, Inc. (a)	1,110	19,569

Services - Hospitals - 1.25%
Magellan Health Services, Inc. (a)	880	32,358

Services - Skilled Nursing Care Facilities - 1.63%
Sun Healthcare Group, Inc. (a)	5,000	42,300

Sporting Goods - 1.14%
Callaway Golf Co.	4,100	29,397

State Commercial Banks - 1.08%
First Financial Bankshares, Inc.	540	27,961

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Symons Small Cap Institutional Fund
Schedule of Investments - continued
November 30, 2009

Common Stocks - 81.35% - continued	Shares	Value

Surgical & Medical Instruments & Apparatus - 1.21%
Hill-Rom Holdings, Inc.	1,410	$ 31,274

Telephone Communications (No Radio Telephone) - 1.86%
Alaska Communications Systems Group, Inc.	6,600	48,246

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 1.00%
Herbalife, Ltd.	620	26,003

Wholesale - Groceries & General Line - 3.50%
United Natural Foods, Inc. (a)	3,590	90,504

TOTAL COMMON STOCKS (Cost $1,905,682)		2,104,863

Real Estate Investment Trusts - 2.03%

Colony Financial, Inc. (a)	1,420	26,738
Senior Housing Properties Trust	1,240	25,755

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $50,171)		52,493

Money Market Securities - 17.80%

Fidelity Institutional Money Market Portfolio - Institutional Shares, 0.31% (b)	460,446	460,446

TOTAL MONEY MARKET SECURITIES (Cost $460,446)		460,446

TOTAL INVESTMENTS (Cost $2,416,299) - 101.18%		$ 2,617,802

Liabilities in excess of other assets - (1.18)%		(30,486)

TOTAL NET ASSETS - 100.00%		$ 2,587,316

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at November 30, 2009.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Statements of Assets and Liabilities
November 30, 2009

	Symons
	Capital		Symons
	Appreciation	Symons Value	Small Cap
	Institutional	Institutional	Institutional
	Fund	Fund	Fund
Assets
Investment in securities:
At cost	$ 10,377,421	$ 30,719,479	$ 2,416,299
At value	$ 9,779,428	$ 34,005,730	$ 2,617,802

Receivable for Fund shares sold	7,500	103,007	-
Dividends receivable	18,048	118,564	1,895
Interest receivable	488	1,763	137
Prepaid expenses	12,065	11,866	4,309
Receivable due from Adviser (a)	8,584	-	27,101
Total assets	9,826,113	34,240,930	2,651,244

Liabilities
Call options written (Premiums received of $35,740,
$20,890, and $0 respectively)	46,100	1,000	-
Payable to Adviser (a)	-	42,825	-
Payable for investments purchased	70,641	19,092	37,298
Payable for written call option exercised, net	18,800	-	-
Payable for Fund shares redeemed	-	91,388	-
Payable to administrator, transfer agent, and fund accountant	7,258	7,727	7,563
Payable to trustees and officers	3,376	2,962	2,908
Payable to custodian	1,270	2,103	980
Other accrued expenses	14,775	16,317	15,179
Total liabilities	162,220	183,414	63,928

Net Assets	$ 9,663,893	$ 34,057,516	$ 2,587,316

Net Assets consist of:
Paid in capital	$ 17,597,458	$ 30,603,544	$ 2,418,507
Accumulated undistributed net investment income (loss)	21,486	208,834	-
Accumulated undistributed net realized gain (loss) from investment	(7,346,698)	(61,003)	(32,694)
transactions and call options written
Net unrealized appreciation (depreciation) on:
Investment Securities	(597,993)	3,286,251	201,503
Call Options Written	(10,360)	19,890	-

Net Assets	$ 9,663,893	$ 34,057,516	$ 2,587,316

Shares outstanding (unlimited number of shares authorized)	1,333,018	3,478,555	312,900

Net Asset Value and offering price per share	$ 7.25	$ 9.79	$ 8.27

Redemption price per share (Net Asset Value * 98%) (b)	$ 7.11	$ 9.59	$ 8.10

(a) See Note 5 in the Notes to the Financial Statements.
(b) The Funds charge a 2% redemption fee on shares redeemed within 60 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 60 calendar days.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Statements of Operations
For the fiscal year ended November 30, 2009

	Symons
	Capital		Symons
	Appreciation	Symons Value	Small Cap
	Institutional	Institutional	Institutional
	Fund	Fund	Fund

Investment Income
Dividend income (net of foreign withholding tax of $492,
$26,108 and $0 respectively)	$ 112,550	$ 500,731	$ 12,515
Interest income	5,568	27,689	1,521
Total Income	118,118	528,420	14,036

Expenses
Investment Adviser fee (a)	66,186	214,372	12,958
Administration expenses	31,264	31,264	31,392
Fund accounting expenses	24,998	24,998	25,038
Out of Pocket expenses	22,678	24,020	18,020
Legal expenses	19,437	20,010	18,728
Transfer agent expenses	18,260	18,589	18,022
Registration expenses	17,237	16,902	22,488
Audit expenses	14,460	14,459	14,519
Trustee expenses	10,926	10,426	10,105
Custodian expenses	8,434	14,062	10,967
CCO expenses	7,785	7,871	7,833
Pricing expenses	4,227	4,100	4,545
Miscellaneous expenses	2,276	2,376	2,323
Report printing expenses	1,409	5,333	690
Insurance expenses	1,565	1,547	1,135
24f-2 expenses	-	23	-
Total Expenses	251,142	410,352	198,763
Fees waived and expenses reimbursed by Adviser (a)	(154,510)	(97,370)	(180,387)
Net operating expenses	96,632	312,982	18,376
Net investment income (loss)	21,486	215,438	(4,340)

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities	(6,025,110)	(58,182)	(30,604)
Call Options Written	37,380	-	-
Change in unrealized appreciation (depreciation) on:
Investment Securities	8,938,055	4,742,266	523,479
Call Options Written	(10,360)	19,890	-
Net realized and unrealized gain (loss) on investment
securities and call options written	2,939,965	4,703,974	492,875
Net increase (decrease) in net assets resulting
from operations	$ 2,961,451	$ 4,919,412	$ 488,535

(a) See Note 5 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Statements of Changes In Net Assets

	Symons Capital Appreciation Institutional Fund

	Year ended	Year ended
	November 30, 2009	November 30, 2008
Operations
Net investment income (loss)	$ 21,486	$ (16,537)
Net realized gain (loss) on investment securities and call options written	(5,987,730)	(1,252,190)
Change in unrealized appreciation (depreciation) on investment securities and call options written	8,927,695	(8,201,380)
Net increase (decrease) in net assets resulting from operations	2,961,451	(9,470,107)

Distributions
From net investment income	-	(63,185)
From net realized gain	-	(177,481)
From return of capital	-	(14,882)
Total distributions	-	(255,548)

Capital Share Transactions
Proceeds from shares sold	3,021,086	4,737,511
Reinvestment of distributions	-	201,512
Amount paid for shares redeemed	(2,866,925)	(8,836,205)
Proceeds from redemption fees (a)	767	307
Net increase (decrease) in net assets resulting from share transactions	154,928	(3,896,875)

Total Increase (Decrease) in Net Assets	3,116,379	(13,622,530)

Net Assets
Beginning of year	6,547,514	20,170,044

End of year	$ 9,663,893	$ 6,547,514

Accumulated undistributed net investment income included in net assets at end of year	$ 21,486	$ -

Capital Share Transactions
Shares sold	481,866	512,638
Shares issued in reinvestment of distributions	-	20,775
Shares redeemed	(603,884)	(1,054,361)

Net increase (decrease) from capital share transactions	(122,018)	(520,948)

(a) The Fund charges a redemption fee of 2% on shares redeemed within 60 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Statements of Changes In Net Assets

	Symons Value Institutional Fund

	Year ended	Year ended
	November 30, 2009	November 30, 2008
Operations
Net investment income (loss)	$ 215,438	$ 67,570
Net realized gain (loss) on investment securities and call options written	(58,182)	96,096
Change in unrealized appreciation (depreciation) on investment securities and call options written	4,762,156	(1,393,710)
Net increase (decrease) in net assets resulting from operations	4,919,412	(1,230,044)

Distributions
From net investment income	(74,160)	(22,858)
From net realized gain	(94,627)	(80,822)
Total distributions	(168,787)	(103,680)

Capital Share Transactions
Proceeds from shares sold	29,920,403	4,315,622
Reinvestment of distributions	168,787	102,687
Amount paid for shares redeemed	(7,351,096)	(791,760)
Proceeds from redemption fees (a)	3,782	10,046

Net increase (decrease) in net assets resulting from share transactions	22,741,876	3,636,595

Total Increase (Decrease) in Net Assets	27,492,501	2,302,871

Net Assets
Beginning of year	6,565,015	4,262,144

End of year	$ 34,057,516	$ 6,565,015

Accumulated undistributed net investment income included in net assets at end of year	$ 208,834	$ 67,575
	.
Capital Share Transactions
Shares sold	3,420,976	491,908
Shares issued in reinvestment of distributions	20,434	10,489
Shares redeemed	(790,100)	(84,759)

Net increase (decrease) from capital share transactions	2,651,310	417,638

(a) The Fund charges a redemption fee of 2% on shares redeemed within 60 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Statements of Changes In Net Assets

	Symons Small Cap Institutional Fund

	Year ended	Period ended
	November 30, 2009	November 30, 2008	(a)
Operations
Net investment income (loss)	$ (4,340)	$ 526
Net realized gain (loss) on investment securities	(30,604)	2,521
Change in unrealized appreciation (depreciation) on investment securities	523,479	(321,976)
Net increase (decrease) in net assets resulting from operations	488,535	(318,929)

Distributions
From net investment income	(96)	-
From net realized gain	(4,611)	-
From return of capital	(490)
Total distributions	(5,197)	-

Capital Share Transactions
Proceeds from shares sold	1,707,015	886,602
Reinvestment of distributions	5,187	-
Amount paid for shares redeemed	(127,536)	(48,606)
Proceeds from redemption fees (b)	120	125
Net increase (decrease) in net assets resulting from share transactions	1,584,786	838,121

Total Increase (Decrease) in Net Assets	2,068,124	519,192

Net Assets
Beginning of period	519,192	-

End of period	$ 2,587,316	$ 519,192

Accumulated undistributed net investment income (loss)included in net assets at end of period	$ -	$ 526

Capital Share Transactions
Shares sold	240,838	98,933
Shares issued in reinvestment of distributions	913	-
Shares redeemed	(21,516)	(6,268)

Net increase (decrease) from capital share transactions	220,235	92,665

(a) For the period May 6, 2008 (Commencement of Operations) to November 30, 2008.
(b) The Fund charges a redemption fee of 2% on shares redeemed within 60 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Financial Highlights
(For a share outstanding throughout each period)

	Symons Capital Appreciation Institutional Fund

					Period ended
	Year ended November 30,				November 30,
	2009		2008		2007	(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 4.50		$ 10.21		$ 10.00

Income from investment operations:
Net investment income (loss)	0.02		(0.01)		0.04
Net realized and unrealized gain (loss) on investments	2.73		(5.57)		0.18	(b)
Total income (loss) from investment operations	2.75		(5.58)		0.22

Less distributions:
From net investment income	-		(0.03)		(0.01)
From net realized gain	-		(0.09)		-
From return of capital	-		(0.01)		-
Total distributions	-		(0.13)		(0.01)

Paid in capital from redemption fees	-	(c)	-	(c)	-	(c)

Net asset value, end of period	$ 7.25		$ 4.50		$ 10.21

Total Return (d)	61.11%		-55.35%		2.16%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 9,664		$ 6,548		$ 20,170

Ratio of expenses to average net assets	1.46%		1.47%	(g)	1.49%	(f)
Ratio of expenses to average net assets
before reimbursement	3.79%		1.96%		3.22%	(f)
Ratio of net investment income (loss) to
average net assets	0.32%		(0.10)%		0.80%	(f)
Ratio of net investment income (loss) to
average net assets before reimbursement	(2.01)%		(0.59)%		(0.93)%	(f)
Portfolio turnover rate	69.41%		83.72%		75.78%

(a) For the period December 22, 2006 (Commencement of Operations) to November 30, 2007.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the statement of operations due to the fluctuation in share transactions in the period.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.
(g) Effective March 31, 2008, the Adviser agreed to waive fees to maintain Fund expenses at
1.46%. Prior to that date, the expense cap was 1.49%.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Financial Highlights
(For a share outstanding throughout each period)

	Symons Value Institutional Fun

					Period ended
	Year ended November 30,				November 30,
	2009		2008		2007	(a)
Selected Per Share Data:

Net asset value, beginning of period	$ 7.94		$ 10.41		$ 10.00

Income from investment operations:
Net investment income (loss)	0.09	(b)	0.14	(b)	0.07
Net realized and unrealized gain (loss) on investments	1.95		(2.37)		0.35
Total income (loss) from investment operations	2.04		(2.23)		0.42

Less distributions:
From net investment income	(0.08)		(0.06)		(0.01)
From net realized gain	(0.11)		(0.20)		-
Total distributions	(0.19)		(0.26)		(0.01)

Paid in capital from redemption fees	-	(c)	0.02	(c)	-	(c)

Net asset value, end of period	$ 9.79		$ 7.94		$ 10.41

Total Return (d)	26.14%		-21.76%		4.22%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 34,058		$ 6,565		$ 4,262

Ratio of expenses to average net assets	1.46%		1.47%	(g)	1.49%	(f)
Ratio of expenses to average net assets
before reimbursement	1.91%		4.34%		8.63%	(f)
Ratio of net investment income (loss) to
average net assets	1.00%		1.49%		1.15%	(f)
Ratio of net investment income (loss) to
average net assets before reimbursement	0.55%		(1.38)%		(5.99)%	(f)
Portfolio turnover rate	38.24%		70.54%		41.42%

(a) For the period December 22, 2006 (Commencement of Operations) to November 30, 2007.
(b) Calculated using average shares method.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.
(g) Effective March 31, 2008, the Adviser agreed to waive fees to maintain Fund expenses at
1.46%. Prior to that date, the expense cap was 1.49%.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds
Financial Highlights
(For a share outstanding throughout each period)

	Symons Small Cap Institutional Fund

	Year ended		Period ended
	November 30, 2009		November 30, 2008	(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 5.60		$ 10.00

Income from investment operations:
Net investment income (loss)	(0.03)	(b)	0.01
Net realized and unrealized gain (loss) on investments	2.76		(4.41)
Total income (loss) from investment operations	2.73		(4.40)

Less distributions:
From net investment income	-	(c)	-
From net realized gain	(0.05)		-
From return of capital	(0.01)		-
Total distributions	(0.06)		-

Paid in capital from redemption fees	-	(d)	-	(d)

Net asset value, end of period	$ 8.27		$ 5.60

Total Return (e)	49.15%		-44.00%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 2,587		$ 519

Ratio of expenses to average net assets	1.56%		1.56%	(g)
Ratio of expenses to average net assets
before reimbursement	16.87%		37.41%	(g)
Ratio of net investment income (loss) to
average net assets	(0.37)%		0.19%	(g)
Ratio of net investment income (loss) to
average net assets before reimbursement	(15.68)%		(35.66)%	(g)
Portfolio turnover rate	54.75%		13.10%

(a) For the period May 6, 2008 (Commencement of Operations) to November 30, 2008.
(b) Calculated using average shares method.
(c) Distributions amounted to less than $0.005 per share.
(d) Redemption fees resulted in less than $0.005 per share.
(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Symons Institutional Funds

Notes to the Financial Statements

November 30, 2009

NOTE 1. ORGANIZATION

The Symons Capital Appreciation Institutional Fund (the “Appreciation Fund”) and Symons Value Institutional Fund (the “Value Fund”) were each organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Appreciation Fund was formerly known as the Symons Alpha Growth Institutional Fund, and the Value Fund was formerly known as the Symons Alpha Value Institutional Fund. The name changes were effective March 30, 2009. The Symons Small Cap Institutional Fund (the “Small Cap Fund”) was organized as a diversified series of the Trust on February 10, 2008. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Funds is Symons Capital Management, Inc. (the “Adviser”). The Value Fund and the Appreciation Fund commenced operations on December 22, 2006. The Small Cap Fund commenced operations on May 6, 2008. The investment objective of each Fund is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as “regulated investment companies” (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended November 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. The Appreciation and Value Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2006. The Small Cap Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2008.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis as determined by the Board of Trustees (the “Board”).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Funds intend to distribute substantially all of their net investment income as dividends to its shareholders on at least an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. For the fiscal

Symons Institutional Funds

Notes to the Financial Statements

November 30, 2009

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

year ended November 30, 2009, net investment loss of $3,908 and overdistributions of $490 for the Small Cap Fund was reclassified to paid-in capital.

Options Transactions – The Funds may purchase or write put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

When purchasing options, a Fund will recognize a realized loss equal to the option purchase price (premium paid), if the option expires without being exercised. If a Fund elects to exercise a put option, they will deliver a specified amount of the underlying security to the counterparty, for a specified price (“strike price”) within a specified timeframe. If a Fund elects to exercise a call option, they will receive shares of the underlying security from the counterparty, and will pay a specified price (“strike price”) to the counterparty. Realized gain/loss will be recognized on each transaction, equal to the difference in the fair value of the securities delivered or received (netted with the upfront premium paid to enter into the contract) and the amounts paid relative to the strike price of the contract.

Subsequent Events – In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through January 29, 2010, the date the financial statements were issued and determined there were no material subsequent events, except as otherwise noted in these notes.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, American Depositary Receipts, real estate investment trusts, and income trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service or Adviser with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Call and put options that the Funds invest in are generally traded on an exchange. The options in which the Funds invest are generally valued at the last trade price as provided by a pricing service. If the last sale price is not available, the options will be valued using the last bid price. The options will generally be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, U.S. government securities, and U.S. government agency securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Appreciation Fund’s investments as of November 30, 2009:

		Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 7,067,293	$ -	$ -	$ 7,067,293

American Depositary Receipts*	643,148	-	-	643,148
Real Estate Investment Trusts	235,740	-	-	235,740
Money Market Securities	1,822,747	-	-	1,822,747
Put Options Purchased	10,500	-	-	10,500

Total	$ 9,779,428	$ -	$ -	$ 9,779,428

*Refer to the Schedule of Investments for industry classifications.

Valuation Inputs
Liabilities	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Other Financial Instruments*	$ 46,100	$ -	$ -	$ 46,100

Total	$ 46,100	$ -	$ -	$ 46,100

*Written Call Options - See Note 4 for additional information related to these instruments.

The following is a summary of the inputs used to value the Value Fund’s investments as of November 30, 2009:

		Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 21,813,754	$ -	$ -	$ 21,813,754

American Depositary Receipts*	4,621,025	-	-	4,621,025
Income Trusts	1,074,126	-	-	1,074,126
Money Market Securities	6,477,825	-	-	6,477,825
Put Options Purchased	19,000	-	-	19,000

Total	$ 34,005,730	$ -	$ -	$ 34,005,730

*Refer to the Schedule of Investments for industry classifications.

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Valuation Inputs
Liabilities	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Other Financial Instruments*	$ 1,000	$ -	$ -	$ 1,000

Total	$ 1,000	$ -	$ -	$ 1,000
*Written Call Options - See Note 4 for additional information related to these instruments.

The following is a summary of the inputs used to value the Small Cap Fund’s investments as of November 30, 2009:

		Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other S ignificant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 2,104,863	$ -	$ -	$ 2,104,863

Real Estate Investment Trusts	52,493	-	-	52,493
Money Market Securities	460,446	-	-	460,446

Total	$ 2,617,802	$ -	$ -	$ 2,617,802

*Refer to the Schedule of Investments for industry classifications.

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The derivative securities in which the Funds may invest, for hedging purposes and managing risk, include exchange-traded and over-the-counter (“OTC”) put or call options. Options may be illiquid and the market for options is largely unregulated.

When writing put and call options, a Fund is exposed to unfavorable changes in the value of the underlying asset against which the option was written. To the extent required, a Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or by designating liquid assets to cover such financial exposure. When purchasing options, a Fund is exposed to the potential loss of the option purchase price (premium), which is paid by the Fund upon entering into the contract. The use of options may not always be a successful strategy and using them could lower a Fund’s return. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. If a Fund does not own the underlying security on which a call option is written, a Fund is exposed to the risk of loss if the fair value of the underlying security increases above the strike price and must be purchased at a price higher than what it can be sold for. When a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

In accordance with GAAP, call options written are presented as a liability on the Statement of Assets and Liabilities under Call Option Written and on the Statement of Operations under net realized gain (loss) on call options written and change in unrealized appreciation (depreciation) on call options written. Put options purchased are presented on the Statement of Assets and Liabilities under investments in securities at value and on the Statement of Operations under net realized gain (loss) on investment securities and change in unrealized appreciation (depreciation) on investment securities.

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2009

NOTE 4. DERIVATIVE TRANSACTIONS - continued

Please see the chart below for information regarding call options written and put options purchased for the Appreciation and Value Funds.

At November 30, 2009:
Fund	Derivatives	Location of Derivatives on Statements of Assets & Liabilities

Appreciation Fund	Call Options Written	Call Options Written, at fair value	$ 46,100

Value Fund	Call Options Written	Call Options Written, at fair value	$ 1,000

Appreciation Fund	Put Options Purchased	Investment Securities, at fair value	$ 10,500

Value Fund	Put Options Purchased	Investment Securities, at fair value	$ 19,000

For the fiscal year ended November 30, 2009:
Fund	Derivatives	Location of Gain (Loss) on Derivatives in Statements of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Net realized gain (loss) on call
	Equity Risk:	options written and Change in
Appreciation Fund	Call Options Written	unrealized appreciation
(depreciation) on call options
		written	$ 37,380	$ (10,360)
Net realized gain (loss) on call
	Equity Risk:	options written and Change in
Value Fund	Call Options Written	unrealized appreciation
(depreciation) on call options
		written	$ -	$ 19,890
Net realized gain (loss) on
	Equity Risk:	investment securities and
Appreciation Fund	Put Options Purchased	Change in unrealized
appreciation (depreciation) on
		investment securities	$ (73,160)	$ (24,180)
Net realized gain (loss) on
	Equity Risk:	investment securities and
Value Fund	Put Options Purchased	Change in unrealized
appreciation (depreciation) on
		investment securities	$ -	$ (9,500)

At November 30, 2009, portfolio securities valued at $388,200 were held as cover for call options written by the Value Fund.

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2009

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Transactions in call options written during the fiscal year ended November 30, 2009 were as follows:

For the fiscal year ended November 30, 2009, the Appreciation Fund purchased 400 put options contracts, with 300 contracts expiring and no contracts exercised or sold. For the fiscal year ended November 30, 2009, the Value Fund purchased 200 put options contracts, with no contracts expiring, exercised, or sold. See Note 3 for additional disclosures about derivatives.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser of the Funds, under the terms of the management agreements (the “Agreements”), manages each Fund’s investments subject to approval of the Board. As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Appreciation Fund and the Value Fund and at an annual rate of 1.10% of the average daily net assets of the Small Cap Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.46% of each Fund’s average daily net assets with respect to the Appreciation Fund and the Value Fund and 1.56% with respect to the Small Cap Fund, through March 31, 2010. Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitations in place at the time of the waiver. Please see the chart below for information regarding the management fees, fee waivers and expenses reimbursed by each Fund during the fiscal year ended November 30, 2009.

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2009

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The amounts subject to repayment by each Fund, pursuant to the aforementioned conditions, at November 30, 2009, are as follows:

At November 30, 2009, the Adviser owed $8,584 and $27,101 to the Appreciation Fund and the Small Cap Fund, respectively. At November 30, 2009, the Value Fund owed the Adviser $42,825.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. The Trust also retains Unified to act as each Fund’s transfer agent and to provide fund accounting services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended November 30, 2009, fees for administrative, transfer agent and fund accounting services, reimbursement of out-of-pocket expenses, and Custodian expenses and the amounts due Unified and the Custodian at November 30, 2009 were as follows:

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Appreciation Fund, the Value Fund or the Small Cap Fund for the fiscal year ended November 30, 2009. The Distributor, Unified, and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2009

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2009, purchases and sales of investment securities, other than short-term investments were as follows:

At November 30, 2009, the appreciation (depreciation) of investments for tax purposes was as follows:

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2009, Charles Schwab & Co. (“Schwab”), for the benefit of its customers, owned 79.89%, 54.29% and 93.54% of the Appreciation Fund, the Value Fund, and the Small Cap Fund, respectively. As a result, Schwab may be deemed to control the Appreciation Fund, the Value Fund and the Small Cap Fund.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

Appreciation Fund: There were no distributions by the Appreciation Fund during the fiscal year ended November 30, 2009.

The tax character of distributions paid during the fiscal years ended November 30, 2009 and 2008 were as follows:

On December 21, 2009, the Appreciation Fund paid an income distribution of $0.0048 per share to shareholders of record on December 18, 2009.

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2009

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS – continued

Value Fund: On December 17, 2008, the Value Fund paid an income distribution of $0.0837 per share, a short-term capital gain distribution of $0.0217 per share, and a long-term capital gain distribution of $0.0851 per share, to shareholders of record on December 16, 2008.

The tax character of distributions paid during the fiscal years ended November 30, 2009 and 2008 were as follows:

On December 21, 2009, the Value Fund paid an income distribution of $0.0535 per share to shareholders of record on December 18, 2009.

Small Cap Fund: On December 17, 2008, the Small Cap Fund paid an income distribution of $0.0064 per share (of which $0.0054 is considered to be return of capital) and a short-term capital gain distribution of $0.0503 per share, to shareholders of record on December 16, 2008.

The tax character of distributions paid during the fiscal year ended November 30, 2009 and the period ended November 30, 2008 were as follows:

At November 30, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and post-October losses in the amount of $32,602 and $12,780 for the Appreciation Fund and $30,931and $0 for the Value Fund.

NOTE 10. CAPITAL LOSS CARRYFORWARD

At November 30, 2009, for federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Symons Institutional Funds

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Symons Institutional Funds (the “Funds”), comprised of the Symons Capital Appreciation Institutional Fund (formally known as the Symons Alpha Growth Institutional Fund), the Symons Value Institutional Fund (formally known as the Symons Alpha Value Institutional Fund), and the Symons Small Cap Institutional Fund, each a series of the Unified Series Trust, as of November 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, the financial highlights for each of the three periods in the period then ended for the Symons Capital Appreciation Institutional Fund and the Symons Value Institutional Fund and for the two periods in the period then ended for the Symons Small Cap Institutional Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Symons Institutional Funds as of November 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 29, 2010

TRUSTEES AND OFFICERS(Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher(Age - 43) President, November 2009 to present

Senior Vice President of Unified Fund Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Unified Fund Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present

Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Treasurer and Principal Financial Officer of the Valued Advisers Trust since December 2009; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 34) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of November 30, 2009.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 679-6667 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The approval of the Amended and Restated Management Agreements (the “Agreements”) for the Funds was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreements (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held August 9-10, 2009. The Chairman of the Board noted that on July 28, 2009, the Adviser Contract Renewal Committee (“Committee”) convened via teleconference to consider whether to recommend that the full Board renew the Agreements between the Trust and the Adviser on behalf of the Funds. He stated that all Trustees were present at the meeting.

The Chairman noted that all participants acknowledged receiving and reviewing the 15(c) materials compiled by the Administrator and provided to the participants in advance of the meeting. He also noted that no changes are proposed to the Funds’ Agreements. He noted that the materials specifically provided to the Committee included the following information: (i) an executed copy of the Funds’ Agreements, (ii) a letter sent by the Administrator on behalf of the Board of Trustees to the Adviser requesting information the Trustees likely would consider in renewing the Agreements as required under Section 15(c) of the Investment Company Act of 1940; and the Adviser’s response to such letter, containing among other information, a description of its services to the Funds, profitability from managing the Funds, any changes in personnel providing services to the Funds and ideas for future growth of the Funds, (iii) a certification from the Adviser that it had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Funds, (iv) the Adviser’s Form ADV Parts I and II and accompanying schedules, (v) the Adviser’s profitability analysis, balance sheet and income statement for the period ending December 31, 2008, (vi) reports provided by the Administrator regarding each Fund’s performance for 2007, 2008, and the year to date, three month and one year periods ending May 31, 2009, as well as comparisons of the same to each Fund’s benchmark and peer group for the same periods, and (vii) reports provided by the Administrator comparing each Fund’s advisory fee and total expenses to the Fund’s peer group as determined by the Administrator. The Chairman noted that after discussing the materials, the Committee contacted the Adviser’s representatives, including the two portfolio managers for the Funds, and the Chief Compliance Officer (CCO).

During the in-person Board meeting, the Committee noted they had received and evaluated such information as they deemed necessary to make their decision. They also noted they had taken into account a number of factors they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant. They noted that this included information regarding the Adviser that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of each Fund’s management arrangement. As a result, the Committee summarized its review as follows:

(i)       The Nature, Extent and Quality of Services – The Committee noted that the Adviser manages approximately $275 million in discretionary assets, of which the Value Fund represented approximately $25 million in assets, the Appreciation Fund represented approximately $7 million in assets, and the Small Cap Fund represented approximately $1 million in assets, as of June 30, 2009. The Committee reviewed the responses from the Adviser as to the resources provided to the Funds, and considered the adequacy of such resources in light of the desired growth in the levels of each Fund’s assets, and whether the resources are sufficient to sustain good performance, compliance and other needs. The Committee determined, given the Funds’ rigorous fundamental investment process, that the Adviser’s resources appear adequate, and specifically noted that the Adviser provides two portfolio managers to manage the Funds. The Committee determined that each of the portfolio managers appears to have adequate experience to manage the Funds. The Committee also noted that the Adviser also provides the support of various administrative and professional staff, including a trader, business development personnel, and a compliance officer. The Committee noted that the Adviser was not proposing any changes to the level of services provided to the Funds.

The Committee sought and received assurances from the Adviser that trades were being allocated fairly among the Funds and their similarly managed separate accounts, given the potential for conflicts of interest in managing the Funds and the separate accounts side-by-side. The Committee noted that the Trust’s CCO had confirmed with the Adviser that it continues to adhere to the Trust’s Code of Ethics supplement regarding the equitable rotation of block trades among brokers. The Committee noted that various compliance reports had been provided by the Adviser and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that each Fund’s investment policies and restrictions were consistently complied with during the last year. The Committee noted that the CCO had reviewed the Adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

            (ii)          Fund Performance – The Committee discussed each Fund’s performance and reviewed other materials provided by the Adviser and the Administrator with respect to such performance. The Committee noted that, based on reports of the Administrator, performance was good for all Funds and noted the Adviser’s report that for the past year, the Value Fund’s performance is in the top of its peer group, that the Appreciation Fund’s performance had improved, and that the Small Cap Fund’s ranking was in the top 28% of funds in its category. The Adviser noted to the Committee that the Value and Appreciation Funds would have disparate performance over time.

           The Committee noted that the Administrator reported for the year to date and three month periods ended June 30, 2009, the Appreciation Fund had outperformed its peer group average return and its benchmark, the Russell 3000 Growth Index, but had underperformed both its peer group average and benchmark for the one-year period. They also noted that the Administrator reported that the Value Fund had underperformed its peer group average return for the year to date and three month periods, and its benchmark, the Russell 3000 Value Index, for the one-year period, each ended June 30, 2009, but had outperformed its peer group average return for the one-year period and its benchmark for the year to date and one year periods. They further noted that the Administrator reported for the year to date, three month, and one-year periods ended June 30, 2009, the Small Cap Fund had outperformed its peer group average return and its benchmark, the Russell 2000 Index.

           (iii)         Fee Rates and Profitability – The Committee noted that advisory fees for managing each of the Value, Appreciation, and Small Cap Fund (after waiver and reimbursement) was lower than its peer group average. They also noted than the Appreciation Fund’s expense ratio (after waiver and reimbursement) was lower than its peer group average, while the expense ratio (after waiver and reimbursement) for each of the Value and Small Cap Funds was slightly higher. The Committee discussed that the Adviser’s typical management fee for similarly managed separate accounts was lower than the fees charged the Funds, but that the Adviser was waiving fees and reimbursing expenses to the Funds. A Trustee noted that the Adviser reported losing money on all of the Funds. The Adviser confirmed that it intended to continue capping certain operating expenses of the Funds at current levels through March 31, 2010 and was prepared to continue subsidizing each Fund for five years from its inception.

The Committee next reviewed the Adviser’s balance sheet and income statement for the year ended December 31, 2007, and requested that the Adviser provide the Committee with updated financial statements when they became available. The Committee noted that the Adviser reported it was well capitalized, but that the Funds were not profitable. The Committee also noted that the Administrator’s reports indicated that the Adviser was waiving its entire advisory fee and reimbursing expenses with respect to the Appreciation and Small Cap Funds, as well as waiving its advisory fee with respect to the Value Fund.

                       The Committee noted that the Adviser had eliminated the Rule 12b-1 fees with respect to the Value and Appreciation Funds. Finally, the Committee noted that the Adviser reported that it had not entered into soft dollar arrangements, but the Funds pay average per share commissions of about $0.03 to execution-only brokers for Fund transactions, due to the additional services required by Fund transactions.

           (iv)         Economies of Scale – In determining the reasonableness of the advisory fees, the Board also considered whether economies of scale will be realized as the Funds grow larger, and the extent to which this is reflected in the advisory fees. The Committee noted the Adviser’s expectation was that the Funds would not be profitable until assets had reached much higher levels. The Committee noted that the Adviser reported hiring an employee who would devote all his time to marketing the Funds. The Committee further noted that the Adviser was seeking new relationships with other consultants, registered investment advisers, and institutional clients to bring in additional assets, but that the process would be slow and methodical. The Committee noted that the Appreciation and Value Funds had been operating for less than three years and that the Small Cap Fund had been operating a little over a year. The Committee determined that the Adviser had not yet begun to realize any significant economies of scale from managing the Funds.

           The Committee reviewed the foregoing with the Board, indicating that its members had determined that each Fund’s advisory fee (after fee waivers and reimbursements by the Adviser) was reasonable and that its members were unanimously recommending that the Board renew the Agreements.

After reviewing and discussing the materials and the Committee’s recommendation, the Trustees, including the independent Trustees, unanimously determined that continuation of the Agreements between the Trust and the Adviser is in the best interest of the Funds and their shareholders and voted to continue the Agreements for an additional year.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Funds at (877) 679-6667 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Gary E. Hippenstiel

Stephen A. Little

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Melissa K. Gallagher, President

John C. Swhear, Senior Vice President

Christopher E. Kashmerick, Treasurer

Lynn E. Wood, Chief Compliance Officer

Heather Bonds, Secretary

William J. Murphy, Assistant Treasurer

Tara Pierson, Assistant Secretary

INVESTMENT ADVISER

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High St.

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Auer Growth Fund:	FY 2009	$12,500
FY 2008	$12,500

Leeb Focus Fund:	FY 2009	$12,500
FY 2008	$12,500

Symons Funds:	FY 2009	$31,500
FY 2008	$31,500

Roosevelt Multi-Cap Fund:	FY 2009	$11,000
FY 2008	$12,500

Bell Worldwide Trends Fund:	FY 2009	$12,500
	FY 2008	$12,500

(b)	Audit-Related Fees
Registrant

Auer Growth Fund:	FY 2009	$0
FY 2008	$0

Leeb Focus Fund:	FY 2009	$0
FY 2008	$0

Symons Funds:	FY 2009	$0
FY 2008	$0

Roosevelt Multi-Cap Fund:	FY 2009	$0
FY 2008	$0

Bell Worldwide Trends Fund:	FY 2009	$0
	FY 2008	$0
(c)	Tax Fees
Registrant

Auer Growth Fund:	FY 2009	$2,500
FY 2008	$2,000

Leeb Focus Fund:	FY 2009	$2,000
FY 2008	$2,000

Symons Funds:	FY 2009	$6,000
FY 2008	$6,000

Roosevelt Multi-Cap Fund:	FY 2009	$2,000
FY 2008	$2,000

Bell Worldwide Trends Fund:	FY 2009	$2,000
	FY 2008	$2,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

Auer Growth Fund:	FY 2009	$0
FY 2008	$0

Leeb Focus Fund:	FY 2009	$0
FY 2008	$0

Symons Funds:	FY 2009	$0
FY 2008	$0

Roosevelt Multi-Cap Fund:	FY 2009	$0
FY 2008	$0

Bell Worldwide Trends Fund:	FY 2009	$0
	FY 2008	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2009	$ 0	$ 0
FY 2008	$ 0	$ 0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of November 18, 2009 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

*/s/ Melissa K. Gallagher

Melissa K. Gallagher, President

Date	2/5/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*___/s/ Melissa K. Gallagher

Melissa K. Gallagher, President

Date ___2/5/2010

By

*__/s/ Christopher E. Kashmerick

Christopher E. Kashmerick, Treasurer

Date	2/5/2010